UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 December 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	—	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
February 22, 2021

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund's investment adviser. Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Jujhar S. Sohi, CFA, manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Andy Hwang and Thomas Lavia, CFA, manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.
Investment Policy Changes
Effective October 30, 2020, the Nuveen NWQ Global Equity Income Fund introduced a policy change. The Fund has a minimum exposure to non-U.S. securities that floats based on the portion of the Fund’s benchmark (the MSCI World Index) that is composed of non-U.S. securities. Under normal market conditions, the Fund’s minimum exposure to non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. exposure, calculated on a daily basis. During periods of unfavorable market conditions, the Fund’s minimum exposure to non-U.S. securities will be reduced to 50% of the MSCI World Index’s non-U.S. exposure. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States).
Here the portfolio management team reviews key management strategies and the Funds' performance for the six-month reporting period ended December 31, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. The slower pace is expected to persist into 2021, prompting pledges from central banks and governments to sustain the recovery with policy support. In late December 2020, the U.S. government approved a $900 billion relief package, and more stimulus is anticipated from the Biden administration in 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered the majority of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of phase 3-tested vaccines has narrowed the range of outcomes for the course of the pandemic itself and the global economy, but there is still uncertainty in the timing of a full recovery.
Nuveen Fund Advisors, LLC, and their portfolio management teams are monitoring the situation carefully and continuously refining their views and approaches to managing their funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended December 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide each Fund's total return performance information for each share class of the Fund for the period ended December 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
For the six-month reporting period, the Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index but outperformed its comparative Lipper classification average. The Nuveen NWQ International Value Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period. The Nuveen NWQ Multi-Cap Value Fund's Class A Shares at NAV outperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period. The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period. The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2500® Value Index and its Lipper classification average for the six-month reporting period. The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period.
What key strategies were used to manage the Funds during the six-month reporting period ended December 31, 2020 and how did these strategies influence performance?
Nuveen NWQ Global Equity Income Fund
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index but outperformed its comparative Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund maintains an opportunistic, income focused strategy that, through a bottom-up research process, seeks to provide growth and income by investing in undervalued U.S. and non-U.S. companies that produce income and have an identifiable catalyst for improving financials. The Fund will have a minimum exposure to non-U.S. securities that floats based on the portion of the Fund’s benchmark (the MSCI World Index) that is composed of non-U.S. securities. For the period July 1, 2020 through October 29, 2020, and under normal market conditions, the Fund invested as least 40% of its net assets in non-U.S. securities and invested in securities of companies representing at least three different countries (one of which may be the United States). Effective October 30, 2020 and under normal market conditions, the Fund’s minimum exposure to non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. exposure, calculated on a daily basis. During periods of unfavorable market conditions, the Fund’s minimum exposure to non-U.S. securities will be reduced to 50% of the MSCI World Index’s non-U.S. exposure. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund is designed to provide long-term capital appreciation and high current income.

Global equity markets rose in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis as positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment. The strong market rally in the fourth quarter 2020 led to an impressive recovery in the cyclical segments of the market, particularly in the energy and financials sectors, which had been significant laggards throughout 2020. Consequently, value stocks experienced one of their best quarters since 2009 with the MSCI World Value Index rising 15.7% and outperforming growth stocks as the MSCI World Growth Index rose 12.6% in comparison.
We have been closely monitoring the shareholder returns and dividend policy outlooks for our companies. Many have cut back their dividends due to cash flow stress and economic uncertainty. Companies are evaluated based on their dividend prospects, and are optimistic about those that can expediently return to their dividend levels attained pre-COVID-19 crisis than those companies that struggle to regain prior levels. The Fund's portfolio has been adjusted to reflect updated capital return outlooks and has retained certain companies with lowered dividends where prospects for recovery are more favorable, while exiting others that are less favorable.
The Fund underperformed the MSCI World Index, while outperforming the MSCI World Value Index. Relative performance versus the MSCI World Index was favorable as stock selection in the materials and communication services sectors contributed. However, this was outweighed by underperforming names in the health care and utilities sectors, as well as an underweight to the consumer discretionary sector. On a regional basis, the Fund's exposure in emerging markets and Canada were strong contributors to performance, while the Fund's allocation in the U.S. and United Kingdom underperformed.
Among the Fund’s top contributors to absolute performance during the reporting period was information technology holding Samsung Electronics Co Ltd. Samsung outperformed due to strong demand for semiconductors as global demand began showing signs of shortage. Additionally, the company benefited from an expansion in 5G handset demand. In addition, industrial holding Deutsche Post AG, a German multi-national package delivery and supply chain management company, exceeded analysts expectations. The Deutsche Post Express Division, the courier service which transports documents and goods, experienced increased demands, leading to higher volumes and prices as inventories were restocked. The Deutsche Post Parcel Division showed strength as more customers relied on e-commerce during the COVID-19 crisis stay-at-home orders. Utilization of assets picked up, as well as new lift capacity in the Deutsche Post Express Division hit the market at the right time. The company's restructuring of parcel operations has led to improved profitability. Also contributing to performance was the Fund's holding in communication services company, Nintendo Co. Ltd. Nintendo's Switch hardware sales continued to perform well given global stay at home orders. Retail store closures have led to a shift from physical game purchases to much higher margin digital game purchases. The Fund continues to hold these positions.
Among the Fund’s top detractors from absolute performance included energy holding FirstEnergy Corp. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. NWQ exited the position. In addition, health care holdings GlaxoSmithKline PLC and Bayer AG lagged during the reporting period. GlaxoSmithKline continued to face COVID-19 headwinds delaying the recovery of their impacted vaccines franchise, specifically Shingrix, one of their largest growth drivers. Reduced vaccine volumes, as well as competitive pressures in respiratory and HIV franchises, have proved challenging with sales expected to decline, however, the Fund continues to hold the position. Lastly, health care holding Bayer AG underperformed after announcing reduced 2021 profitability guidance caused by foreign exchange (FX), soybean pricing and uncertainty over dicamba, a weed control herbicide. After the guidance announcement, these factors have substantially improved, leading to a modest recovery in the stock. The Fund exited the position.
The Fund also wrote call options to manage risk and hedge against adverse movement in a security held in the portfolio. These call options had a negligible impact to the Fund’s total return performance during the reporting period.
Nuveen NWQ International Value Fund
The Nuveen NWQ International Value Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund seeks long-term capital appreciation. The Fund's investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net

Portfolio Managers’ Comments (continued)
assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.
Global equity markets rose in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis, as positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment. The strong market rally in the fourth quarter 2020 led to an impressive recovery in the cyclical segments of the market, particularly in the energy and financials sectors, which had been significant laggards for most of 2020. Consequently, value stocks experienced one of their best quarters with the MSCI World Value Index rising 15.7% and outperforming growth stocks as the MSCI World Growth Index rose 12.6% in comparison.
The information technology and communication services sectors were leading contributors to performance on a relative basis. The health care and industrials sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, emerging markets and Canada contributed to relative results, while overall selections in the U.S. and United Kingdom were key detractors from relative performance.
Individual holdings that contributed to absolute performance, included information technology holding Samsung Electronics Co Ltd. Samsung outperformed due to strong demand for semiconductors as global demand began showing signs of shortage. Additionally, the company benefited from an expansion in 5G handset demand. In addition, industrial holding Deutsche Post AG, a German multi-national package delivery and supply chain management company, exceeded analysts expectations. The Deutsche Post Express Division, the courier service which transports documents and goods, experienced increased demands, leading to higher volumes and prices as inventories were restocked. The Deutsche Post Parcel Division showed strength as more customers relied on e-commerce during COVID-19 crisis stay-at-home orders. Utilization of assets picked up, as well as new lift capacity in the Deutsche Post Express Division hit the market at the right time. The company's restructuring of parcel operations has led to improved profitability. Lastly, industrial holding Siemens AG contributed to absolute performance. Siemens outperformed after third quarter 2020 earnings came out significantly ahead of analyst estimates, with outperformance in all divisions, with the exception of Siemens Healthineers USA division. The promising results in the third quarter 2020 led to favorable forecasts for 2021 and re-rating potential in the stock. The Fund continues to hold these positions.
Individual holdings that detracted from absolute performance included health care holding Bayer AG underperformed after announcing reduced 2021 profitability guidance caused by foreign exchange (FX), soybean pricing and uncertainty over dicamba, a weed control herbicide. After the guidance announcement, these factors have substantially improved, leading to a modest recovery in the stock. The Fund continues to hold the position. Also detracting from performance was industrial holding Dai Nippon Printing Co Ltd, which had weak performance as the impact of the COVID-19 crisis was much greater than anticipated. While the company has seen slow demand for printing operations, business process outsourcing (BPO) and integrated circuit (IC) cards continued to rise. The Fund continues to hold the position. Lastly, detracting from performance was energy holding, Tenaris SA. The company was unable to escape the crossfire between Russia and Organization of the Petroleum Exporting Countries (OPEC) in regard to the production of oil and the subsequent impact on price. The Fund has exited the position.
Nuveen NWQ Multi-Cap Value Fund
The Nuveen NWQ Multi-Cap Value Fund's Class A Shares at NAV outperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Equity markets across the globe rose sharply in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis, which led to a significant global economic shutdown. Positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment, leading to a recovery in the cyclical segments of the market, particularly the energy and financials sectors, which had been significant laggards throughout 2020. Consequently, value stocks experienced their best quarter since 2009 with the Russell 1000® Value Index rising 16.3% and outperformed growth stocks as the Russell 1000® Growth Index rose 11.4% for the fourth quarter 2020. Despite the near-term rally, growth still remained significantly ahead of value during 2020 by a historic margin of 35.4%.
The consumer discretionary and materials & processing sectors were leading contributors on a relative basis. The technology and utilities sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors.
Several investments contributed meaningfully to the Fund’s absolute performance, including consumer discretionary holding General Motors Co. General Motors has a leading position in technology and electrification, combined with strong management led by CEO Mary Barra and a highly profitable truck/SUV business. The company is well positioned for the future, planning 30 electric vehicle (EV) models by 2025. We did trim a small part of the Fund's position after its increase during the reporting period. In addition, industrial holding Quanta Services Inc. was a top contributor for the reporting period. Shares of the company rose as results from the utility electrical power segment proved resilient in a difficult operating environment. The Fund has exited the position. Lastly, financial holding B Riley Financial Inc. contributed to performance. B Riley Financial stock rose as fundamentals in its capital markets business excelled and the company continued to generate strong unrealized gains in its investment portfolio. The company preannounced strong results in mid-December 2020. We believe that B Riley Financial remains committed to growing its core businesses (capital markets, appraisal/valuation, and liquidation) while allocating capital to opportunistic ventures. The Fund continues to hold the position.
Among the Fund’s top detractors from absolute performance included energy holding FirstEnergy Corp. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. NWQ exited the position. In addition, information technology holding ViaSat, Inc. detracted from performance. ViaSat stock fell as investor concern of competitive threats over low Earth orbit (LEO) satellite competition for rural and international low speed consumer broadband services continued, particularly from Elon Musk’s backed Starlink. The company’s ViaSat-3 satellite launch in 2021 is expected to to be a major catalyst. The company’s defense business is highly profitable and free cash flow generative and its broadband product for air travel continues to gain customers, most recently Delta Air Lines. The Fund added significantly to this position. Lastly, pharmaceutical company, GlaxoSmithKline PLC detracted from performance. The company continued to face COVID-19 crisis headwinds delaying the recovery of their impacted vaccines franchise, specifically Shingrix, one of their largest growth drivers. Reduced vaccine volumes, as well as competitive pressures in respiratory and HIV franchises, have proved challenging with sales expected to decline. The Fund continues to hold the position.
Nuveen NWQ Large-Cap Value Fund
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Equity markets across the globe rose sharply in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis, which led to a significant global economic shutdown. Positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment, leading to a recovery in the cyclical segments of the market, particularly the energy and financials sectors, which had been significant laggards throughout 2020. Consequently, value stocks experienced their best quarter since 2009 with the Russell 1000® Value Index rising 16.3% and outperformed growth stocks as the Russell 1000® Growth Index rose 11.4% for the fourth quarter 2020. Despite the near-term rally, growth still remained significantly ahead of value during 2020 by an historic margin of 35.4%.
On a relative basis, the materials & processing and the consumer staples sectors were the leading contributors to performance during the reporting period. The producer durables and health care sectors were the disappointing detractors during the reporting period.

Portfolio Managers’ Comments (continued)
The Fund’s top detractors from absolute performance included energy holding FirstEnergy Corp. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. NWQ exited the position. In addition, information technology holding ViaSat, Inc. detracted from performance. ViaSat stock fell as investor concerns over competitive threats over low Earth orbit (LEO) satellite competition for rural and international low speed consumer broadband services continued, particularly from Elon Musk’s backed Starlink. The company’s ViaSat-3 satellite launch in 2021 is expected to be a major catalyst. The company’s defense business is highly profitable and free cash flow generative and its broadband product for air travel continues to gain customers, most recently Delta Air Lines. The Fund added significantly to this position. Lastly, pharmaceutical company GlaxoSmithKline PLC continued to face the Covid-19 crisis headwinds delaying the recovery of their impacted vaccines franchise, specifically Shingrix, one of their largest growth drivers. Reduced vaccine volumes, as well as competitive pressures in respiratory and HIV franchises, have proved challenging with sales expected to decline. The Fund continues to hold the position.
Several investments contributed meaningfully to the Fund’s absolute performance, including consumer discretionary holding General Motors Co. General Motors has a leading position in technology and electrification, combined with strong management led by CEO Mary Barra and a highly profitable truck/SUV business. The company is well positioned for the future, planning 30 electric vehicle (EV) models by 2025. We did trim a small part of the Fund's position after its increase during the reporting period. In addition, financial services holdings JPMorgan Chase &Co. and Discover Financial contributed to performance. Banks and diversified financials rose as positive news on vaccines in early November refocused investors on the potential for economic normalization and the powerful impact that has when combined with compelling valuation. The Fund continues to hold these positions.
Nuveen NWQ Small/Mid-Cap Value Fund
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2500® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Equity markets across the globe rose sharply in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis, which led to a significant global economic shutdown. Positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment, leading to a recovery in the cyclical segments of the market, particularly the energy and financials sectors, which had been significant laggards throughout 2020. Consequently, value stocks experienced their best quarter since 2009 with the Russell 1000® Value Index rising 16.3% and outperformed growth stocks as the Russell 1000® Growth Index rose 11.4% for the fourth quarter 2020. Despite the near-term rally, growth still remained significantly ahead of value during 2020 by an historic margin of 35.4%.
During the reporting period, stock selection in the materials & processing and health care sectors contributed positively to the Fund’s relative performance, while stock selection in the technology and consumer staples sectors were the top detractors from relative performance.
Several holdings detracted from absolute performance, including real estate holding RPT Realty. The company was negatively impacted by the COVID-19 crisis stay-at-home order, slowing traffic and fear of impairments to its real estate holdings. Consumer staples holding Sprouts Farmers Market Inc. was another detractor from performance. Sprouts Farmers Market did not participate in the market rally as sales trends decelerated faster than its peers. We believe the stock is significantly undervalued as long as the company can execute on its digital initiatives and continue to hold the position. Lastly, industrials holding ViaSat, Inc. underperformed during the reporting period. ViaSat stock fell as investor concerns over competitive threats over low Earth orbit (LEO) satellite competition for rural and international low speed consumer broadband services continued, particularly from Elon Musk’s backed Starlink. The company’s ViaSat-3 satellite launch in 2021 is expected to be a major catalyst. The company’s defense business is highly profitable and free cash flow generative and its broadband product for air travel continues to gain customers, most recently Delta Air Lines. The Fund added significantly to this position.

Several investments contributed meaningfully to the Fund’s absolute performance, including industrial holding Quanta Services. Shares of the company rose as results from the utility electrical power segment proved resilient in a difficult operating environment. In addition, financial services sector holdings Western Alliance Bancorp and Ameris Bancorp contributed to performance. Western Alliance Bancorp rallied on news of a COVID-19 vaccine coming to market. Western Alliance Bancorp has significant exposure to the hospitality and gaming sectors and many of these companies’ cash flows have been negatively affected by the COVID-19 crisis. As more people are vaccinated, they will feel comfortable traveling, which will aid the recovery of travel exposed borrowers. Similar to Western Alliance Bancorp and other banks, Ameris Bancorp outperformed after COVID-19 vaccine news was announced. While Ameris Bancorp’s loan book is less exposed to COVID-19 crisis related sectors, as the economy continues to re-open it will help reduce credit losses. Additionally, Ameris Bancorp has a large mortgage originating arm which benefited from strength in the mortgage and housing sector. The Fund continues to hold these positions.
Nuveen NWQ Small-Cap Value Fund
The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2020.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Equity markets across the globe rose sharply in the fourth quarter 2020, adding to substantial gains since the beginning of the COVID-19 crisis which led to a significant global economic shutdown. Positive news on COVID-19 vaccines and clarity around the U.S. presidential election in November 2020 fueled a strong risk-on sentiment, leading to an impressive recovery in the cyclical segments of the market, particularly in the energy and financials sectors, which had been significant laggards during 2020. Consequently, value stocks experienced their best quarter since 2009 with the Russell 1000® Value Index rising 16.3% and outperformed growth stocks as the Russell 1000® Growth Index rose 11.4% for the fourth quarter 2020. Despite the near-term rally, growth still remained significantly ahead of value during 2020 by an historic margin of 35.4%. The fourth quarter 2020 also sparked a strong comeback in small cap companies as the Russell 2000® Index posted a 31.4% return, bringing relative performance versus large caps to nearly even for 2020. During the fourth quarter 2020, over 60 names in the Index returned over 100% to investors and nearly 350 names were up over 50% during the fourth quarter 2020.
Stock selection in the financial services sector and an underweight to the utilities sector helped relative performance, while stock selection in the technology, consumer staples and producer durables sectors detracted from relative performance.
Several holdings detracted from absolute performance, including real estate holding RPT Realty. The company was negatively impacted by COVID-19 stay-at-home orders slowing traffic and fear of impairments to its real estate holdings. Consumer staples holding Sprouts Farmers Market Inc. was another detractor from performance. Sprouts Farmers Market did not participate in the market rally as sales trends decelerated faster than its peers. We believe the stock is significantly undervalued as long as the company can execute on its digital initiatives and continue to hold the position. Lastly, industrials holding ViaSat, Inc. underperformed during the reporting period. ViaSat stock fell as investor concern over competitive threats over low Earth orbit (LEO) satellite competition for rural and international low speed consumer broadband services continued, particularly from Elon Musk’s backed Starlink. The company’s ViaSat-3 satellite launch in 2021 should prove to be a major catalyst. The company’s defense business is highly profitable and free cash flow generative and its broadband product for air travel continues to gain customers, most recently Delta Air Lines. The Fund added significantly to its position.
Several investments contributed meaningfully to the Fund’s absolute performance, including industrial holding Quanta Services. Shares of the company rose as results from the utility electrical power segment proved resilient in a difficult operating environment. In addition, financial service sector holdings Western Alliance Bancorp and Ameris Bancorp contributed to performance. Western Alliance Bancorp rallied on news of a COVID-19 vaccine coming to market. Western Alliance Bancorp has significant exposure to the hospitality and gaming sectors and many of these companies’ cash flows have been negatively affected by the COVID-19 crisis. As more people are vaccinated, they will feel comfortable traveling, which will aid the recovery of travel exposed borrowers. Similar to Western

Portfolio Managers’ Comments (continued)
Alliance Bancorp and other banks, Ameris Bancorp outperformed after COVID-19 vaccine news was announced. While Ameris Bancorp’s loan book is less exposed to COVID-19 crisis related sectors, as the economy continues to re-open it will help reduce credit losses. Additionally, Ameris Bancorp has a large mortgage originating arm which benefited from strength in the mortgage and housing sector. We continue to hold these positions.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of December 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/15/09	20.15%	0.97%	5.44%	6.72%	1.24%	1.11%
Class A Shares at maximum Offering Price	9/15/09	13.24%	(4.84)%	4.19%	6.09%	-	-
MSCI World Index	-	23.00%	15.90%	12.19%	9.87%	-	-
MSCI World Value Index	-	20.21%	(1.16%)	7.15%	6.76%	-	-
Lipper Global Equity Income Funds Classification Average	-	16.68%	2.51%	7.19%	6.45%	-	-
Class C Shares	9/15/09	19.70%	0.25%	4.66%	5.92%	1.99%	1.86%
Class R3 Shares	9/15/09	20.00%	0.74%	5.18%	6.45%	1.49%	1.36%
Class I Shares	9/15/09	20.29%	1.27%	5.70%	6.99%	0.99%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of December 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/20/99	24.53%	3.65%	4.21%	1.88%	1.33%	1.15%
Class A Shares at maximum Offering Price	12/20/99	17.37%	(2.32)%	2.99%	1.27%	-	-
MSCI EAFE Index	-	21.61%	7.82%	7.45%	5.51%	-	-
Lipper International Multi-Cap Value Funds Classification Average	-	22.74%	1.30%	4.96%	3.53%	-	-
Class C Shares	12/20/99	24.08%	2.90%	3.43%	1.11%	2.08%	1.90%
Class R3 Shares	8/4/08	24.36%	3.34%	3.94%	1.61%	1.58%	1.40%
Class I Shares	12/20/99	24.68%	3.91%	4.47%	2.13%	1.08%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of December 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/9/02	25.06%	(0.53)%	8.38%	6.98%	1.30%	1.15%
Class A Shares at maximum Offering Price	12/9/02	17.85%	(6.25)%	7.10%	6.35%	-	-
Russell 3000® Value Index	-	23.56%	2.87%	9.74%	10.36%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	23.69%	2.72%	8.91%	9.17%	-	-
Class C Shares	12/9/02	24.63%	(1.26)%	7.56%	6.18%	2.05%	1.90%
Class I Shares	11/4/97	25.22%	(0.28)%	8.65%	7.25%	1.05%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of December 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	20.88%	(0.69)%	7.19%	6.33%	1.40%	1.00%
Class A Shares at maximum Offering Price	12/15/06	13.97%	(6.33)%	5.93%	5.71%	-	-
Russell 1000® Value Index	-	22.75%	2.80%	9.74%	10.50%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	23.69%	2.72%	8.91%	9.17%	-	-
Class C Shares	12/15/06	20.22%	(1.66)%	6.38%	5.54%	2.15%	1.75%
Class R3 Shares	9/29/09	20.92%	(0.98)%	6.93%	6.08%	1.65%	1.25%
Class I Shares	12/15/06	21.06%	(0.45)%	7.47%	6.61%	1.15%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2022 or 1.35% after July 31, 2022 of the average daily net assets of any class of Fund shares. This expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of December 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	26.74%	0.72%	7.14%	7.43%	1.85%	1.31%
Class A Shares at maximum Offering Price	12/15/06	19.47%	(5.07)%	5.88%	6.79%	-	-
Russell 2500® Value Index	-	33.06%	4.88%	9.43%	9.33%	-	-
Lipper Small-Cap Core Funds Classification Average	-	33.40%	9.22%	9.88%	9.28%	-	-
Class C Shares	12/15/06	26.26%	(0.09)%	6.33%	6.63%	2.60%	2.06%
Class R3 Shares	9/29/09	26.56%	0.45%	6.86%	7.15%	2.10%	1.56%
Class I Shares	12/15/06	26.87%	0.96%	7.40%	7.70%	1.60%	1.06%

	Total Returns as of December 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	26.91%	1.06%	7.95%	1.43%	0.88%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% through July 31, 2022 or 1.45% after July 31, 2022 of the average daily net assets of any class of Fund shares. However, because R6 shares are not subject to sub-transfer agent and similar fee, the total annual operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of December 31, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/08/04	29.01%	0.20%	6.51%	8.82%	1.35%
Class A Shares at maximum Offering Price	12/08/04	21.61%	(5.56)%	5.25%	8.18%	-
Russell 2000® Value Index	-	36.77%	4.63%	9.65%	8.66%	-
Lipper Small-Cap Core Funds Classification Average	-	33.40%	9.22%	9.88%	9.28%	-
Class C Shares	12/08/04	28.58%	(0.52)%	5.71%	8.02%	2.10%
Class R3 Shares	9/29/09	28.86%	(0.04)%	6.25%	8.56%	1.60%
Class I Shares	12/08/04	29.20%	0.47%	6.78%	9.10%	1.10%

	Total Returns as of December 31, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	2/15/13	29.40%	0.77%	6.98%	8.53%	0.91%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Holding Summaries    as of December 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	92.7%
Convertible Preferred Securities	4.5%
Structured Notes	1.9%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Samsung Electronics Co Ltd	3.1%
Deutsche Post AG	3.0%
Anthem Inc	2.8%
Microsoft Corp	2.8%
Mitsui & Co Ltd	2.8%
Portfolio Composition (% of net assets)
Banks	9.8%
Pharmaceuticals	7.5%
Insurance	5.8%
Software	5.0%
Semiconductors & Semiconductor Equipment	4.7%
Health Care Providers & Services	4.2%
Media	4.0%
Oil, Gas & Consumable Fuels	3.9%
Chemicals	3.9%
Food & Staples Retailing	3.5%
Aerospace & Defense	3.4%
Specialty Retail	3.1%
Technology Hardware, Storage & Peripherals	3.1%
Household Durables	3.1%
Air Freight & Logistics	3.0%
Entertainment	2.8%
Trading Companies & Distributors	2.8%
Wireless Telecommunication Services	2.2%
Industrial Conglomerates	2.1%
Electric Utilities	2.1%
Other [1]	19.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%
Country Allocation[2] (% of net assets)
United States	51.7%
Germany	11.2%
Japan	8.4%
United Kingdom	7.2%
South Korea	5.3%
China	3.3%
France	3.0%
Belgium	2.4%
Canada	2.1%
Netherlands	1.6%
Other	2.9%
Other Assets Less Liabilities	0.9%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 8.6% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	7.3%
Other Assets Less Liabilities	(6.2)%
Net Assets Plus Borrowings	100.5%
Borrowings	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Siemens AG	3.4%
Samsung Electronics Co Ltd	3.4%
Deutsche Post AG	3.1%
Taylor Wimpey PLC	2.7%
ING Groep NV	2.7%
Portfolio Composition (% of net assets)
Insurance	8.3%
Pharmaceuticals	8.0%
Banks	6.9%
Semiconductors & Semiconductor Equipment	5.6%
Technology Hardware, Storage & Peripherals	4.9%
Food & Staples Retailing	4.8%
Household Durables	4.3%
Professional Services	3.8%
Automobiles	3.7%
Industrial Conglomerates	3.4%
Air Freight & Logistics	3.2%
Specialty Retail	2.7%
Chemicals	2.6%
Wireless Telecommunication Services	2.5%
Media	2.5%
Health Care Providers & Services	2.4%
Interactive Media & Services	2.3%
Electrical Equipment	2.2%
Capital Markets	2.0%
Diversified Financial Services	1.9%
Oil, Gas & Consumable Fuels	1.9%
Other [1]	19.0%
Investments Purchased with Collateral from Securities Lending	7.3%
Other Assets Less Liabilities	(6.2)%
Net Assets	100%
Country Allocation[2] (% of net assets)
Japan	24.1%
Germany	16.1%
United States	10.3%
United Kingdom	10.0%
South Korea	8.0%
France	7.8%
Netherlands	6.1%
Switzerland	5.5%
Belgium	4.3%
China	3.9%
Other	10.1%
Other Assets Less Liabilities	(6.2)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 14.6% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of December 31, 2020 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Other Assets Less Liabilities	1.0%
Net Assets Plus Borrowings	100.5%
Borrowings	(0.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	8.6%
Software	7.3%
Capital Markets	6.1%
Insurance	6.0%
Chemicals	4.6%
Oil, Gas & Consumable Fuels	4.5%
Electrical Equipment	4.2%
Pharmaceuticals	4.0%
Specialty Retail	3.9%
Food & Staples Retailing	3.8%
IT Services	3.7%
Aerospace & Defense	3.2%
Electric Utilities	3.1%
Equity Real Estate Investment Trust	2.7%
Automobiles	2.7%
Semiconductors & Semiconductor Equipment	2.4%
Communications Equipment	2.4%
Interactive Media & Services	2.4%
Media	2.2%
Machinery	2.2%
Other [1]	20.0%
Borrowings	(0.5)%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	3.4%
nVent Electric PLC	3.3%
Oracle Corp	3.2%
DuPont de Nemours Inc	2.9%
JPMorgan Chase & Co	2.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	8.1%
Insurance	6.9%
Pharmaceuticals	6.7%
Electric Utilities	6.0%
Software	5.7%
Electrical Equipment	5.0%
Oil, Gas & Consumable Fuels	4.7%
Health Care Providers & Services	4.6%
IT Services	4.4%
Chemicals	4.3%
Aerospace & Defense	4.1%
Capital Markets	3.0%
Automobiles	2.8%
Beverages	2.7%
Food & Staples Retailing	2.4%
Media	2.3%
Health Care Equipment & Supplies	2.2%
Communications Equipment	2.0%
Interactive Media & Services	2.0%
Other [1]	19.6%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Oracle Corp	3.4%
Citigroup Inc	3.4%
DuPont de Nemours Inc	3.1%
JPMorgan Chase & Co	3.1%
General Motors Co	2.8%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of December 31, 2020 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	12.4%
Insurance	7.2%
Electrical Equipment	6.9%
Equity Real Estate Investment Trust	6.1%
Machinery	4.6%
Specialty Retail	4.5%
Semiconductors & Semiconductor Equipment	4.5%
Metals & Mining	3.8%
Household Durables	3.7%
Life Sciences Tools & Services	3.0%
Capital Markets	3.0%
Biotechnology	2.8%
Communications Equipment	2.8%
Interactive Media & Services	2.7%
Chemicals	2.7%
Electric Utilities	2.6%
Auto Components	2.4%
Electronic Equipment, Instruments & Components	2.2%
Other [1]	19.4%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Western Alliance Bancorp	3.4%
Ameris Bancorp	3.2%
nVent Electric PLC	3.2%
American Eagle Outfitters Inc	3.0%
Axis Capital Holdings Ltd	2.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	14.8%
Machinery	6.7%
Equity Real Estate Investment Trust	6.3%
Thrifts & Mortgage Finance	5.7%
Electrical Equipment	5.6%
Semiconductors & Semiconductor Equipment	5.2%
Electronic Equipment, Instruments & Components	3.8%
Capital Markets	3.6%
Software	3.5%
Metals & Mining	3.5%
Insurance	3.2%
Biotechnology	3.0%
Specialty Retail	3.0%
Interactive Media & Services	2.7%
Hotels, Restaurants & Leisure	2.6%
Food Products	2.3%
Electric Utilities	2.3%
Household Durables	2.3%
Other [1]	18.9%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Ameris Bancorp	3.6%
Western Alliance Bancorp	3.4%
Rambus Inc	3.2%
nVent Electric PLC	3.1%
American Eagle Outfitters Inc	3.0%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2020.
The beginning of the period is July 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,201.53	$1,197.05	$1,199.96	$1,202.91
Expenses Incurred During the Period	$ 6.16	$ 10.30	$ 7.54	$ 4.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.83	$1,018.35	$1,020.87
Expenses Incurred During the Period	$ 5.65	$ 9.45	$ 6.92	$ 4.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,245.29	$1,240.78	$1,243.59	$1,246.82
Expenses Incurred During the Period	$ 6.51	$ 10.73	$ 7.92	$ 5.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,250.64	$1,246.32	$1,252.18
Expenses Incurred During the Period	$ 6.52	$ 10.70	$ 5.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.68	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.60	$ 4.58
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.89%, and 0.90% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,208.76	$1,202.22	$1,209.15	$1,210.58
Expenses Incurred During the Period	$ 5.57	$ 9.71	$ 6.96	$ 4.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$ 5.09	$ 8.89	$ 6.36	$ 3.82
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,267.45	$1,262.58	$1,265.61	$1,269.15	$1,268.70
Expenses Incurred During the Period	$ 7.49	$ 11.75	$ 8.91	$ 5.89	$ 6.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.01	$1,019.86
Expenses Incurred During the Period	$ 6.67	$ 10.46	$ 7.93	$ 5.24	$ 5.40
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 1.03% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,290.13	$1,285.76	$1,288.58	$1,293.96	$1,292.03
Expenses Incurred During the Period	$ 9.00	$ 13.37	$ 10.50	$ 5.78	$ 7.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.34	$1,013.51	$1,016.03	$1,020.16	$1,018.55
Expenses Incurred During the Period	$ 7.93	$ 11.77	$ 9.25	$ 5.09	$ 6.72
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.56%, 2.32%, 1.82%, 1.00% and 1.32% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 92.7%
	Aerospace & Defense – 3.4%
20,678	General Dynamics Corp	$3,077,300
22,815	Thales SA, (2)	2,087,406
	Total Aerospace & Defense	5,164,706
	Air Freight & Logistics – 3.0%
92,611	Deutsche Post AG, (2)	4,587,556
	Automobiles – 1.4%
52,099	General Motors Co	2,169,402
	Banks – 9.8%
75,295	Bank of America Corp	2,282,191
66,722	Citigroup Inc	4,114,079
262,690	ING Groep NV, (2)	2,442,449
29,158	JPMorgan Chase & Co	3,705,107
293,520	Oversea-Chinese Banking Corp Ltd, (2)	2,236,766
	Total Banks	14,780,592
	Capital Markets – 1.5%
13,357	Deutsche Boerse AG, (2)	2,274,327
	Chemicals – 3.9%
39,099	DuPont de Nemours Inc	2,780,330
65,690	Nutrien Ltd	3,160,386
	Total Chemicals	5,940,716
	Communications Equipment – 1.6%
53,888	Cisco Systems Inc	2,411,488
	Construction & Engineering – 1.6%
58,353	Bouygues SA, (2)	2,399,940
	Electric Utilities – 1.0%
26,537	Evergy Inc	1,473,069
	Electrical Equipment – 1.6%
20,414	Eaton Corp PLC	2,452,538
	Entertainment – 2.0%
4,740	Nintendo Co Ltd, (2)	3,042,801

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Food & Staples Retailing – 3.5%
90,530	Seven & i Holdings Co Ltd, (2)	$3,205,719
14,988	Walmart Inc	2,160,520
	Total Food & Staples Retailing	5,366,239
	Food Products – 1.5%
1,308,074	Tingyi Cayman Islands Holding Corp, (2)	2,237,473
	Health Care Equipment & Supplies – 1.5%
18,977	Medtronic PLC	2,222,966
	Health Care Providers & Services – 4.2%
13,288	Anthem Inc	4,266,644
24,888	Fresenius Medical Care AG & Co KGaA, (2)	2,075,345
	Total Health Care Providers & Services	6,341,989
	Hotels, Restaurants & Leisure – 1.6%
20,118	Darden Restaurants Inc	2,396,456
	Household Durables – 3.1%
49,592	PulteGroup Inc	2,138,407
1,135,409	Taylor Wimpey PLC, (2)	2,568,250
	Total Household Durables	4,706,657
	Industrial Conglomerates – 2.1%
21,884	Siemens AG, (2)	3,152,311
	Insurance – 5.8%
67,728	Ageas SA/NV, (2)	3,596,838
11,474	Allianz SE, (2)	2,818,850
10,110	Everest Re Group Ltd	2,366,650
	Total Insurance	8,782,338
	IT Services – 1.5%
31,045	Amdocs Ltd	2,202,022
	Media – 4.0%
69,952	Comcast Corp	3,665,485
167,800	Hakuhodo DY Holdings Inc, (2)	2,305,706
	Total Media	5,971,191
	Multi-Utilities – 1.5%
192,270	National Grid PLC, (2)	2,272,137
	Oil, Gas & Consumable Fuels – 3.9%
26,257	Chevron Corp	2,217,404
191,331	Enterprise Products Partners LP	3,748,174
	Total Oil, Gas & Consumable Fuels	5,965,578

Shares	Description (1)	Value
	Pharmaceuticals – 7.5%
38,147	AstraZeneca PLC, Sponsored ADR	$1,906,969
51,625	Bristol-Myers Squibb Co	3,202,299
226,813	GlaxoSmithKline PLC, (2)	4,150,215
5,868	Roche Holding AG, (2)	2,043,815
	Total Pharmaceuticals	11,303,298
	Semiconductors & Semiconductor Equipment – 2.7%
4,564	Broadcom Inc	1,998,347
54,091	Infineon Technologies AG, (2)	2,065,660
	Total Semiconductors & Semiconductor Equipment	4,064,007
	Software – 5.0%
18,745	Microsoft Corp	4,169,263
51,484	Oracle Corp	3,330,500
	Total Software	7,499,763
	Specialty Retail – 3.1%
12,684	Lowe's Cos Inc	2,035,909
1,804,000	Topsports International Holdings Ltd, 144A, (2)	2,701,608
	Total Specialty Retail	4,737,517
	Technology Hardware, Storage & Peripherals – 3.1%
69,668	Samsung Electronics Co Ltd, (2)	4,726,064
	Tobacco – 1.3%
22,904	Philip Morris International Inc	1,896,222
	Trading Companies & Distributors – 2.8%
227,300	Mitsui & Co Ltd, (2)	4,167,384
	Wireless Telecommunication Services – 2.2%
136,095	SK Telecom Co Ltd, Sponsored ADR	3,331,606
	Total Common Stocks (cost $109,274,865)	140,040,353

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 4.5%
	Health Care Technology – 1.2%
29,180	Change Healthcare Inc	6.000%	N/R	$ 1,869,271
	Life Sciences Tools & Services – 1.3%
21,450	Avantor Inc	6.250%	N/R	1,907,119
	Semiconductors & Semiconductor Equipment – 2.0%
2,100	Broadcom Inc	8.000%	N/R	2,987,187
	Total Convertible Preferred Securities (cost $5,445,003)			6,763,577

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.9%
8,407	Citigroup Global Markets Holdings Inc., Mandatory Buy-Write Note, Linked to Common Stock of VMWare Inc. (Cap 116.24% of Issue Price), 144A	10.000%	$144.1064	$167.5093	1/22/21	$1,189,254
29,730	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note Structured Warrant, Linked to Common Stock of Evergy Inc. (Cap 117.80% of Issue Price), 144A	10.000%	$51.8254	$61.0503	3/08/21	1,652,251
	Total Structured Notes (cost $2,752,272)					2,841,505
	Total Long-Term Investments (cost $117,472,140)					149,645,435
	Other Assets Less Liabilities – 0.9%					1,395,841
	Net Assets – 100%					$ 151,041,276
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 1.5%
20,138	Thales SA, (2)	$ 1,842,480
	Air Freight & Logistics – 3.2%
78,007	Deutsche Post AG, (2)	3,864,136
	Airlines – 1.8%
115,900	Japan Airlines Co Ltd, (2)	2,235,052
	Automobiles – 3.7%
21,226	Hyundai Motor Co, (2), (3)	1,733,910
18,200	Toyota Motor Corp, Sponsored ADR, (4)	2,813,174
	Total Automobiles	4,547,084
	Banks – 6.9%
352,708	ING Groep NV, (2)	3,279,422
161,529	Oversea-Chinese Banking Corp Ltd, (2)	1,230,930
77,500	Sumitomo Mitsui Trust Holdings Inc, (2)	2,391,239
1,812,912	Unicaja Banco SA,144A, (2), (4)	1,592,977
	Total Banks	8,494,568
	Capital Markets – 2.0%
175,564	UBS Group AG	2,480,719
	Chemicals – 2.6%
6,963	Kumho Petrochemical Co Ltd, (2), (3)	931,589
47,226	Nutrien Ltd, (4)	2,272,072
	Total Chemicals	3,203,661
	Commercial Services & Supplies – 1.1%
74,000	Dai Nippon Printing Co Ltd, (2)	1,331,085
	Construction & Engineering – 1.3%
38,253	Bouygues SA, (2)	1,573,268
	Diversified Financial Services – 1.9%
23,028	Groupe Bruxelles Lambert SA, (2)	2,321,085
	Diversified Telecommunication Services – 1.5%
71,163	Nippon Telegraph & Telephone Corp, Sponsored ADR, (2)	1,828,889
	Electrical Equipment – 2.2%
62,331	Mabuchi Motor Co Ltd, (2), (4)	2,718,842

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.5%
103,866	Flex Ltd, (3)	$ 1,867,511
	Food & Staples Retailing – 4.8%
79,200	Seven & i Holdings Co Ltd, (2)	2,804,517
969,772	Tesco PLC, (2)	3,060,374
	Total Food & Staples Retailing	5,864,891
	Health Care Providers & Services – 2.4%
35,126	Fresenius Medical Care AG & Co KGaA, (2)	2,929,064
	Hotels, Restaurants & Leisure – 1.3%
354,400	Sands China Ltd, (2)	1,547,806
	Household Durables – 4.3%
95,000	Sekisui House Ltd, (2)	1,935,321
1,462,539	Taylor Wimpey PLC, (2)	3,308,204
	Total Household Durables	5,243,525
	Household Products – 1.0%
10,823	Henkel AG & Co KGaA, (2)	1,220,342
	Industrial Conglomerates – 3.4%
28,875	Siemens AG, (2)	4,159,340
	Insurance – 8.3%
55,262	Ageas SA/NV, (2)	2,934,805
8,752	Allianz SE, (2)	2,150,129
48,710	Axis Capital Holdings Ltd	2,454,497
87,900	MS&AD Insurance Group Holdings Inc, (2)	2,674,360
	Total Insurance	10,213,791
	Interactive Media & Services – 2.3%
13,241	Baidu Inc, Sponsored ADR, (3)	2,863,234
	Machinery – 1.6%
71,700	Komatsu Ltd, (2)	1,978,796
	Media – 2.5%
60,305	Publicis Groupe SA, (2)	2,997,239
	Metals & Mining – 1.7%
80,589	BHP Group PLC, (2)	2,127,903
	Multi-Utilities – 1.3%
137,178	National Grid PLC, (2)	1,621,092
	Oil, Gas & Consumable Fuels – 1.9%
67,877	Royal Dutch Shell PLC, Sponsored ADR	2,281,346

Shares	Description (1)	Value
	Pharmaceuticals – 8.0%
33,202	Bayer AG, (2)	$1,955,968
151,380	GlaxoSmithKline PLC, (2)	2,769,945
31,761	Sanofi, (2)	3,078,372
54,100	Takeda Pharmaceutical Co Ltd, (2)	1,957,844
	Total Pharmaceuticals	9,762,129
	Professional Services – 3.8%
41,159	Adecco Group AG, (2)	2,741,327
22,389	Wolters Kluwer NV	1,888,895
	Total Professional Services	4,630,222
	Real Estate Management & Development – 1.5%
297,570	City Developments Ltd, (2)	1,793,797
	Semiconductors & Semiconductor Equipment – 5.6%
113,967	Aixtron AG, (2), (3)	1,981,856
66,000	MediaTek Inc, (2)	1,760,040
31,700	Rohm Co Ltd, (2)	3,073,020
	Total Semiconductors & Semiconductor Equipment	6,814,916
	Software – 1.2%
11,412	SAP SE, (2)	1,478,067
	Specialty Retail – 2.7%
394,398	Kingfisher PLC, (2), (3)	1,457,356
1,245,000	Topsports International Holdings Ltd,144A, (2)	1,864,469
	Total Specialty Retail	3,321,825
	Technology Hardware, Storage & Peripherals – 4.9%
34,200	FUJIFILM Holdings Corp, (2)	1,804,118
61,098	Samsung Electronics Co Ltd, (2)	4,144,701
	Total Technology Hardware, Storage & Peripherals	5,948,819
	Textiles, Apparel & Luxury Goods – 1.2%
16,548	Cie Financiere Richemont SA, (2)	1,494,979
	Wireless Telecommunication Services – 2.5%
124,341	SK Telecom Co Ltd, Sponsored ADR	3,043,868
	Total Long-Term Investments (cost $85,086,794)	121,645,371

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 7.3%
	MONEY MARKET FUNDS – 7.3%
8,908,748	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.080% (6)	$ 8,908,748
	Total Investments Purchased with Collateral from Securities Lending (cost $8,908,748)		8,908,748
	Total Investments (cost $93,995,542) – 106.7%		130,554,119
	Borrowings – (0.5)%		(620,002)
	Other Assets Less Liabilities – (6.2)%		(7,597,460)
	Net Assets – 100%		$ 122,336,657
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,563,377.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 3.2%
8,849	General Dynamics Corp	$1,316,908
18,255	Parsons Corp, (2)	664,665
	Total Aerospace & Defense	1,981,573
	Automobiles – 2.7%
40,215	General Motors Co	1,674,553
	Banks – 8.6%
26,555	Bank of NT Butterfield & Son Ltd/The	827,454
34,430	Citigroup Inc	2,122,954
57,160	First Horizon Corp	729,361
13,384	JPMorgan Chase & Co	1,700,705
	Total Banks	5,380,474
	Capital Markets – 6.1%
29,943	B Riley Financial Inc	1,324,079
31,664	Cowen Inc	822,947
11,164	Morgan Stanley	765,069
12,302	State Street Corp	895,340
	Total Capital Markets	3,807,435
	Chemicals – 4.6%
25,307	DuPont de Nemours Inc	1,799,581
11,975	Innospec Inc	1,086,492
	Total Chemicals	2,886,073
	Communications Equipment – 2.4%
46,021	ViaSat Inc, (2)	1,502,586
	Consumer Finance – 1.8%
12,493	Discover Financial Services	1,130,991
	Electric Utilities – 3.1%
16,756	Alliant Energy Corp	863,437
13,623	Pinnacle West Capital Corp	1,089,159
	Total Electric Utilities	1,952,596
	Electrical Equipment – 4.2%
3,796	Hubbell Inc	595,175
87,384	nVent Electric PLC	2,035,173
	Total Electrical Equipment	2,630,348

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Entertainment – 1.7%
11,289	Activision Blizzard Inc	$ 1,048,184
	Equity Real Estate Investment Trust – 2.7%
24,663	Healthcare Realty Trust Inc	730,025
30,290	STAG Industrial Inc	948,683
	Total Equity Real Estate Investment Trust	1,678,708
	Food & Staples Retailing – 3.8%
47,670	Sprouts Farmers Market Inc, (2)	958,167
9,683	Walmart Inc	1,395,804
	Total Food & Staples Retailing	2,353,971
	Food Products – 1.7%
16,978	Tyson Foods Inc	1,094,062
	Gas Utilities – 1.2%
18,732	National Fuel Gas Co	770,447
	Health Care Equipment & Supplies – 1.5%
8,123	Medtronic PLC	951,528
	Health Care Providers & Services – 2.2%
4,306	Anthem Inc	1,382,614
	Health Care Technology – 1.9%
62,957	Change Healthcare Inc, (2)	1,174,148
	Household Durables – 1.5%
22,107	PulteGroup Inc	953,254
	Insurance – 6.0%
4,700	Aon PLC	992,969
9,617	Globe Life Inc	913,230
18,700	Loews Corp	841,874
5,962	RenaissanceRe Holdings Ltd	988,619
	Total Insurance	3,736,692
	Interactive Media & Services – 2.4%
51,444	TripAdvisor Inc, (2)	1,480,558
	Internet Software & Services – 1.5%
28,311	Yelp, Inc, (2)	924,920
	IT Services – 3.7%
15,011	Amdocs Ltd	1,064,730
10,941	Fiserv Inc, (2)	1,245,742
	Total IT Services	2,310,472

Shares	Description (1)	Value
	Life Sciences Tools & Services – 1.9%
923	Bio-Rad Laboratories Inc, (2)	$538,054
9,624	Syneos Health Inc, (2)	655,683
	Total Life Sciences Tools & Services	1,193,737
	Machinery – 2.2%
17,800	Terex Corp	621,042
29,606	Trinity Industries Inc	781,302
	Total Machinery	1,402,344
	Media – 2.2%
26,936	Comcast Corp	1,411,446
	Oil, Gas & Consumable Fuels – 4.5%
11,646	Cheniere Energy Inc, (2)	699,110
11,036	Chevron Corp	931,990
22,603	Hess Corp	1,193,212
	Total Oil, Gas & Consumable Fuels	2,824,312
	Pharmaceuticals – 4.0%
16,661	Bristol-Myers Squibb Co	1,033,482
40,886	GlaxoSmithKline PLC, Sponsored ADR	1,504,605
	Total Pharmaceuticals	2,538,087
	Semiconductors & Semiconductor Equipment – 2.4%
86,545	Rambus Inc, (2)	1,511,076
	Software – 7.3%
57,969	NortonLifeLock Inc	1,204,596
31,376	Oracle Corp	2,029,713
59,016	Teradata Corp, (2)	1,326,090
	Total Software	4,560,399
	Specialty Retail – 3.9%
6,925	Advance Auto Parts Inc	1,090,757
68,130	American Eagle Outfitters Inc	1,367,369
	Total Specialty Retail	2,458,126
	Technology Hardware, Storage & Peripherals – 1.4%
14,582	Seagate Technology PLC	906,417
	Wireless Telecommunication Services – 1.2%
5,813	T-Mobile US Inc, (2)	783,883
	Total Long-Term Investments (cost $55,186,212)	62,396,014
	Borrowings – (0.5)%	(331,341)
	Other Assets Less Liabilities – 1.0%	637,675
	Net Assets – 100%	$ 62,702,348

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 4.1%
2,813	General Dynamics Corp	$418,631
4,730	Raytheon Technologies Corp	338,242
	Total Aerospace & Defense	756,873
	Automobiles – 2.8%
12,258	General Motors Co	510,423
	Banks – 8.1%
10,116	Citigroup Inc	623,753
23,308	First Horizon Corp	297,410
4,365	JPMorgan Chase & Co	554,660
	Total Banks	1,475,823
	Beverages – 2.7%
8,879	Coca-Cola Co/The	486,924
	Building Products – 1.0%
1,255	Trane Technologies PLC	182,176
	Capital Markets – 3.0%
3,977	Morgan Stanley	272,544
3,832	State Street Corp	278,893
	Total Capital Markets	551,437
	Chemicals – 4.3%
8,039	DuPont de Nemours Inc	571,653
4,580	Nutrien Ltd	220,573
	Total Chemicals	792,226
	Communications Equipment – 2.0%
11,060	ViaSat Inc, (2)	361,109
	Consumer Finance – 1.9%
3,776	Discover Financial Services	341,841
	Electric Utilities – 6.0%
4,939	Alliant Energy Corp	254,507
1,820	Entergy Corp	181,709
5,975	Evergy Inc	331,672
4,015	Pinnacle West Capital Corp	320,999
	Total Electric Utilities	1,088,887

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Electrical Equipment – 5.0%
2,562	Eaton Corp PLC	$307,798
1,205	Hubbell Inc	188,932
17,693	nVent Electric PLC	412,070
	Total Electrical Equipment	908,800
	Entertainment – 1.7%
3,260	Activision Blizzard Inc	302,691
	Equity Real Estate Investment Trust – 1.5%
1,563	Alexandria Real Estate Equities Inc	278,558
	Food & Staples Retailing – 2.4%
3,033	Walmart Inc	437,207
	Food Products – 1.8%
5,165	Tyson Foods Inc	332,833
	Health Care Equipment & Supplies – 2.2%
3,441	Medtronic PLC	403,079
	Health Care Providers & Services – 4.6%
1,377	Anthem Inc	442,141
3,299	Quest Diagnostics Inc	393,142
	Total Health Care Providers & Services	835,283
	Hotels, Restaurants & Leisure – 1.7%
5,118	Las Vegas Sands Corp	305,033
	Household Durables – 1.5%
6,506	PulteGroup Inc	280,539
	Insurance – 6.9%
5,488	American International Group Inc	207,776
1,424	Aon PLC	300,848
810	Everest Re Group Ltd	189,613
3,218	Globe Life Inc	305,581
5,882	Loews Corp	264,808
	Total Insurance	1,268,626
	Interactive Media & Services – 2.0%
205	Alphabet Inc, (2)	359,291
	IT Services – 4.4%
4,249	Amdocs Ltd	301,381
4,352	Fiserv Inc, (2)	495,519
	Total IT Services	796,900

Shares	Description (1)	Value
	Machinery – 1.2%
8,661	Trinity Industries Inc	$ 228,564
	Media – 2.3%
8,074	Comcast Corp	423,078
	Metals & Mining – 1.7%
5,962	BHP Group PLC, Sponsored ADR	316,165
	Oil, Gas & Consumable Fuels – 4.7%
3,367	Cheniere Energy Inc, (2)	202,121
3,459	Chevron Corp	292,113
6,775	Hess Corp	357,652
	Total Oil, Gas & Consumable Fuels	851,886
	Pharmaceuticals – 6.7%
6,768	Bristol-Myers Squibb Co	419,819
12,691	GlaxoSmithKline PLC, Sponsored ADR	467,029
18,790	Takeda Pharmaceutical Co Ltd, Sponsored ADR	341,978
	Total Pharmaceuticals	1,228,826
	Semiconductors & Semiconductor Equipment – 1.0%
413	Broadcom Inc	180,832
	Software – 5.7%
19,686	NortonLifeLock Inc	409,075
9,663	Oracle Corp	625,099
	Total Software	1,034,174
	Specialty Retail – 1.8%
2,110	Advance Auto Parts Inc	332,346
	Technology Hardware, Storage & Peripherals – 1.5%
4,423	Seagate Technology PLC	274,934
	Wireless Telecommunication Services – 1.3%
1,837	T-Mobile US Inc, (2)	247,719
	Total Long-Term Investments (cost $13,672,711)	18,175,083
	Other Assets Less Liabilities – 0.5%	91,093
	Net Assets – 100%	$ 18,266,176
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.3%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 1.6%
12,244	Parsons Corp, (2)	$ 445,804
	Auto Components – 2.4%
17,769	BorgWarner Inc	686,594
	Banks – 12.4%
23,480	Ameris Bancorp	893,884
19,520	Bank of NT Butterfield & Son Ltd/The	608,243
48,999	First Horizon Corp	625,227
15,244	PacWest Bancorp	387,198
16,189	Western Alliance Bancorp	970,530
	Total Banks	3,485,082
	Biotechnology – 2.8%
21,699	Coherus Biosciences Inc, (2)	377,128
2,744	United Therapeutics Corp, (2)	416,512
	Total Biotechnology	793,640
	Capital Markets – 3.0%
15,896	Cowen Inc	413,137
3,810	Evercore Inc	417,729
	Total Capital Markets	830,866
	Chemicals – 2.7%
10,986	Huntsman Corp	276,188
5,423	Innospec Inc	492,029
	Total Chemicals	768,217
	Communications Equipment – 2.8%
7,321	Ciena Corp, (2)	386,915
12,450	ViaSat Inc, (2)	406,492
	Total Communications Equipment	793,407
	Construction & Engineering – 1.0%
2,667	Jacobs Engineering Group Inc	290,596
	Electric Utilities – 2.6%
3,922	IDACORP Inc	376,630
4,460	Pinnacle West Capital Corp	356,577
	Total Electric Utilities	733,207

Shares	Description (1)	Value
	Electrical Equipment – 6.9%
8,117	EnerSys	$674,198
2,470	Hubbell Inc	387,271
38,324	nVent Electric PLC	892,566
	Total Electrical Equipment	1,954,035
	Electronic Equipment, Instruments & Components – 2.2%
4,237	Fabrinet, (2)	328,749
14,196	Vishay Intertechnology Inc	293,999
	Total Electronic Equipment, Instruments & Components	622,748
	Energy Equipment & Services – 1.3%
25,868	NOV Inc, (2)	355,168
	Equity Real Estate Investment Trust – 6.1%
26,385	Brandywine Realty Trust	314,245
18,755	Easterly Government Properties Inc	424,801
18,584	Healthcare Realty Trust Inc	550,086
14,111	STAG Industrial Inc	441,957
	Total Equity Real Estate Investment Trust	1,731,089
	Food & Staples Retailing – 1.4%
19,116	Sprouts Farmers Market Inc, (2)	384,232
	Gas Utilities – 0.9%
5,993	National Fuel Gas Co	246,492
	Health Care Technology – 1.3%
19,737	Change Healthcare Inc, (2)	368,095
	Household Durables – 3.7%
9,800	PulteGroup Inc	422,576
24,165	Taylor Morrison Home Corp, (2)	619,832
	Total Household Durables	1,042,408
	Insurance – 7.2%
15,455	Axis Capital Holdings Ltd	778,777
2,708	Everest Re Group Ltd	633,916
3,979	Globe Life Inc	377,846
1,490	RenaissanceRe Holdings Ltd	247,072
	Total Insurance	2,037,611
	Interactive Media & Services – 2.7%
26,843	TripAdvisor Inc, (2)	772,542
	Internet Software & Services – 0.8%
6,715	Yelp, Inc, (2)	219,379

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	IT Services – 2.0%
7,894	Amdocs Ltd	$ 559,921
	Life Sciences Tools & Services – 3.0%
971	Bio-Rad Laboratories Inc, (2)	566,035
4,170	Syneos Health Inc, (2)	284,102
	Total Life Sciences Tools & Services	850,137
	Machinery – 4.6%
6,730	Albany International Corp	494,117
10,255	Federal Signal Corp	340,158
12,709	Flowserve Corp	468,327
	Total Machinery	1,302,602
	Metals & Mining – 3.8%
7,288	Materion Corp	464,391
5,130	Reliance Steel & Aluminum Co	614,318
	Total Metals & Mining	1,078,709
	Multiline Retail – 1.6%
14,058	Nordstrom Inc	438,750
	Oil, Gas & Consumable Fuels – 0.7%
28,157	Magnolia Oil & Gas Corp, (2)	198,788
	Road & Rail – 1.4%
9,637	Knight-Swift Transportation Holdings Inc	403,019
	Semiconductors & Semiconductor Equipment – 4.5%
3,959	Qorvo Inc, (2)	658,263
35,034	Rambus Inc, (2)	611,694
	Total Semiconductors & Semiconductor Equipment	1,269,957
	Software – 2.1%
26,446	Teradata Corp, (2)	594,242
	Specialty Retail – 4.5%
2,763	Advance Auto Parts Inc	435,200
42,068	American Eagle Outfitters Inc	844,305
	Total Specialty Retail	1,279,505
	Textiles, Apparel & Luxury Goods – 1.5%
12,110	Steven Madden Ltd	427,725
	Trading Companies & Distributors – 1.8%
9,246	BMC Stock Holdings Inc, (2)	496,325
	Total Long-Term Investments (cost $21,506,395)	27,460,892

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 909	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $908,806, collateralized by $865,600, U.S. Treasury Notes, 2.500%, due 8/15/23, value $927,003	0.000%	1/04/21	$ 908,806
	Total Short-Term Investments (cost $908,806)			908,806
	Total Investments (cost $22,415,201) – 100.5%			28,369,698
	Other Assets Less Liabilities – (0.5)%			(141,909)
	Net Assets – 100%			$ 28,227,789
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.0%
	COMMON STOCKS – 99.0%
	Aerospace & Defense – 1.6%
96,382	Parsons Corp, (2)	$ 3,509,269
	Banks – 14.8%
207,639	Ameris Bancorp	7,904,817
266,534	Banc of California Inc	3,920,715
181,652	Bank of NT Butterfield & Son Ltd/The	5,660,276
335,021	First Horizon Corp	4,274,868
140,801	PacWest Bancorp	3,576,345
127,648	Western Alliance Bancorp	7,652,498
	Total Banks	32,989,519
	Biotechnology – 3.0%
177,712	Coherus Biosciences Inc, (2)	3,088,635
23,607	United Therapeutics Corp, (2)	3,583,306
	Total Biotechnology	6,671,941
	Capital Markets – 3.6%
125,171	Cowen Inc	3,253,195
43,630	Evercore Inc	4,783,593
	Total Capital Markets	8,036,788
	Communications Equipment – 1.5%
98,954	ViaSat Inc, (2)	3,230,848
	Construction & Engineering – 1.5%
62,157	Arcosa Inc	3,414,284
	Containers & Packaging – 1.9%
72,525	Sonoco Products Co	4,297,106
	Electric Utilities – 2.3%
32,079	IDACORP Inc	3,080,546
48,000	Portland General Electric Co	2,052,960
	Total Electric Utilities	5,133,506
	Electrical Equipment – 5.6%
67,517	EnerSys	5,607,962
294,090	nVent Electric PLC	6,849,356
	Total Electrical Equipment	12,457,318

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 3.8%
33,853	Fabrinet, (2)	$2,626,654
174,758	Vishay Intertechnology Inc	3,619,238
73,376	Vishay Precision Group Inc, (2)	2,309,877
	Total Electronic Equipment, Instruments & Components	8,555,769
	Energy Equipment & Services – 1.3%
209,787	NOV Inc, (2)	2,880,376
	Equity Real Estate Investment Trust – 6.3%
213,197	Brandywine Realty Trust	2,539,176
153,582	Easterly Government Properties Inc	3,478,632
154,154	Healthcare Realty Trust Inc	4,562,959
110,178	STAG Industrial Inc	3,450,775
	Total Equity Real Estate Investment Trust	14,031,542
	Food & Staples Retailing – 1.1%
122,374	Sprouts Farmers Market Inc, (2)	2,459,717
	Food Products – 2.3%
35,912	John B Sanfilippo & Son Inc	2,832,020
213,348	Landec Corp, (2)	2,314,826
	Total Food Products	5,146,846
	Gas Utilities – 0.8%
43,823	National Fuel Gas Co	1,802,440
	Health Care Technology – 1.3%
156,435	Change Healthcare Inc, (2)	2,917,513
	Hotels, Restaurants & Leisure – 2.6%
323,370	El Pollo Loco Holdings Inc, (2)	5,852,997
	Household Durables – 2.3%
198,416	Taylor Morrison Home Corp, (2)	5,089,370
	Insurance – 3.2%
87,942	Axis Capital Holdings Ltd	4,431,398
207,928	ProSight Global Inc, (2)	2,667,716
	Total Insurance	7,099,114
	Interactive Media & Services – 2.7%
210,205	TripAdvisor Inc, (2)	6,049,700
	Internet Software & Services – 0.8%
53,153	Yelp, Inc, (2)	1,736,509
	Machinery – 6.7%
53,368	Albany International Corp	3,918,279

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2020
(Unaudited)
Shares	Description (1)	Value
	Machinery (continued)
85,696	Federal Signal Corp	$2,842,536
96,797	Flowserve Corp	3,566,969
87,175	Mayville Engineering Co Inc, (2)	1,169,889
85,827	Rexnord Corp	3,389,308
	Total Machinery	14,886,981
	Metals & Mining – 3.5%
36,104	Kaiser Aluminum Corp	3,570,686
65,306	Materion Corp	4,161,298
	Total Metals & Mining	7,731,984
	Multiline Retail – 1.5%
110,235	Nordstrom Inc	3,440,434
	Oil, Gas & Consumable Fuels – 0.7%
221,321	Magnolia Oil & Gas Corp, (2)	1,562,526
	Road & Rail – 1.6%
83,368	Knight-Swift Transportation Holdings Inc	3,486,450
	Semiconductors & Semiconductor Equipment – 5.2%
409,687	Rambus Inc, (2)	7,153,135
170,620	Tower Semiconductor Ltd, (2)	4,405,408
	Total Semiconductors & Semiconductor Equipment	11,558,543
	Software – 3.5%
215,248	Cloudera Inc, (2)	2,994,100
213,731	Teradata Corp, (2)	4,802,535
	Total Software	7,796,635
	Specialty Retail – 3.0%
329,739	American Eagle Outfitters Inc	6,617,862
	Textiles, Apparel & Luxury Goods – 1.5%
95,104	Steven Madden Ltd	3,359,073
	Thrifts & Mortgage Finance – 5.7%
75,601	Essent Group Ltd	3,265,963
147,263	HomeStreet Inc	4,970,126
100,645	WSFS Financial Corp	4,516,948
	Total Thrifts & Mortgage Finance	12,753,037
	Trading Companies & Distributors – 1.8%
72,544	BMC Stock Holdings Inc, (2)	3,894,162
	Total Long-Term Investments (cost $173,604,970)	220,450,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 3,941	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $3,941,107, collateralized by $3,753,700, U.S. Treasury Notes, 2.500%, due 8/15/23, value $4,019,976	0.000%	1/04/21	$ 3,941,107
	Total Short-Term Investments (cost $3,941,107)			3,941,107
	Total Investments (cost $177,546,077) – 100.8%			224,391,266
	Other Assets Less Liabilities – (0.8)%			(1,842,747)
	Net Assets – 100%			$ 222,548,519
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
December 31, 2020
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $117,472,140, $85,086,794, $55,186,212, $13,672,711, $21,506,395 and $173,604,970, respectively)(1)	$149,645,435	$121,645,371	$62,396,014	$18,175,083	$27,460,892	$220,450,159
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	8,908,748	—	—	—	—
Short-term investments, at value (cost approximates value)	—	—	—	—	908,806	3,941,107
Cash	726,924	57,696	—	18,955	—	—
Cash denominated in foreign currencies (cost $76,585, $16, $—, $—, $—and $—, respectively)	78,777	16	—	—	—	—
Receivable for:
Dividends	244,730	146,470	84,840	28,491	30,259	216,642
Investments sold	281,507	832,196	715,862	104,737	31,965	251,310
Reclaims	216,966	496,530	5,441	13,692	—	—
Shares sold	51,665	80,538	104,731	311,155	16,374	174,742
Other assets	308,713	193,239	155,069	76,489	38,372	58,493
Total assets	151,554,717	132,360,804	63,461,957	18,728,602	28,486,668	225,092,453
Liabilities
Borrowings	—	620,002	331,341	—	—	—
Payable for:
Collateral from securities lending program	—	8,908,748	—	—	—	—
Investments purchased - regular settlement	—	48,875	233,248	—	216,745	1,715,619
Shares redeemed	65,118	93,784	27,163	378,701	—	263,348
Accrued expenses:
Custodian fees	47,581	57,522	26,000	21,030	23,768	35,421
Management fees	56,572	41,342	25,160	—	—	150,543
Shareholder reporting expenses	33,939	77,672	11,639	7,878	5,296	82,628
Shareholder servicing agent fees	43,957	50,574	17,926	11,920	5,337	237,743
Trustees fees	225,953	112,909	76,273	35,478	132	28,919
12b-1 distribution and service fees	28,216	4,938	8,256	2,431	1,120	12,314
Other	12,105	7,781	2,603	4,988	6,481	17,399
Total liabilities	513,441	10,024,147	759,609	462,426	258,879	2,543,934
Net assets	$151,041,276	$122,336,657	$62,702,348	$18,266,176	$28,227,789	$222,548,519

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 90,717,063	$ 20,092,756	$34,102,358	$ 4,093,809	$ 2,443,842	$ 22,910,681
Shares outstanding	3,261,624	815,329	1,037,149	1,007,644	96,423	525,656
Net asset value ("NAV") per share	$ 27.81	$ 24.64	$ 32.88	$ 4.06	$ 25.34	$ 43.58
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 29.51	$ 26.14	$ 34.89	$ 4.31	$ 26.89	$ 46.24
Class C Shares
Net assets	$ 10,362,006	$ 659,327	$ 1,157,626	$ 1,811,837	$ 618,292	$ 7,795,175
Shares outstanding	373,326	28,032	37,616	553,573	28,322	205,039
NAV and offering price per share	$ 27.76	$ 23.52	$ 30.78	$ 3.27	$ 21.83	$ 38.02
Class R3 Shares
Net assets	$ 632,473	$ 437,011	$ —	$ 83,210	$ 205,611	$ 2,210,350
Shares outstanding	22,782	17,595	—	20,859	8,500	51,954
NAV and offering price per share	$ 27.76	$ 24.84	$ —	$ 3.99	$ 24.19	$ 42.55
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$10,525,360	$ 5,720,880
Shares outstanding	—	—	—	—	404,357	125,236
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 26.03	$ 45.68
Class I Shares
Net assets	$ 49,329,734	$ 101,147,563	$27,442,364	$12,277,320	$14,434,684	$183,911,433
Shares outstanding	1,773,349	4,088,468	828,069	3,006,851	557,519	4,074,625
NAV and offering price per share	$ 27.82	$ 24.74	$ 33.14	$ 4.08	$ 25.89	$ 45.14
Fund level net assets consist of:
Capital paid-in	$ 372,773,293	$ 304,058,443	$68,975,158	$12,692,141	$21,915,915	$194,068,724
Total distributable earnings	(221,732,017)	(181,721,786)	(6,272,810)	5,574,035	6,311,874	28,479,795
Fund level net assets	$ 151,041,276	$ 122,336,657	$62,702,348	$18,266,176	$28,227,789	$222,548,519
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $8,563,377 for NWQ International Value.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended December 31, 2020
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 2,693,873	$ 1,977,323	$ 586,485	$ 222,900	$ 214,516	$ 1,773,181
Securities lending income	—	2,744	—	—	—	—
Foreign tax withheld on dividend income	(70,165)	(143,139)	—	—	—	—
Total investment income	2,623,708	1,836,928	586,485	222,900	214,516	1,773,181
Expenses
Management fees	505,132	408,170	204,679	61,607	92,378	808,071
12b-1 service fees - Class A Shares	106,315	23,100	39,093	4,950	3,066	29,176
12b-1 distribution and service fees - Class C Shares	59,471	3,752	6,521	9,033	3,188	37,085
12b-1 distribution and service fees - Class R3 Shares	1,454	1,170	—	187	518	5,123
Shareholder servicing agent fees	64,623	59,794	24,737	12,856	3,111	318,639
Custodian fees	33,158	37,447	19,174	14,622	16,385	22,012
Professional fees	20,676	35,351	16,337	15,072	18,022	37,702
Trustees fees	2,125	1,716	848	286	353	2,597
Shareholder reporting expenses	38,049	43,908	14,729	9,274	12,493	83,750
Federal and state registration fees	31,241	29,328	27,945	28,221	34,467	39,450
Other	3,475	3,353	2,664	2,519	2,266	5,320
Total expenses before fee waiver/expense reimbursement	865,719	647,089	356,727	158,627	186,247	1,388,925
Fee waiver/expense reimbursement	(85,052)	(101,285)	(51,324)	(74,362)	(51,720)	—
Net expenses	780,667	545,804	305,403	84,265	134,527	1,388,925
Net investment income (loss)	1,843,041	1,291,124	281,082	138,635	79,989	384,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,060,994	3,642,669	2,298,392	2,082,116	1,546,182	21,657,727
Options written	52,218	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	21,335,768	20,567,024	10,523,374	1,290,607	4,277,018	30,072,805
Net realized and unrealized gain (loss)	24,448,980	24,209,693	12,821,766	3,372,723	5,823,200	51,730,532
Net increase (decrease) in net assets from operations	$26,292,021	$25,500,817	$13,102,848	$3,511,358	$5,903,189	$52,114,788
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	NWQ Global Equity Income		NWQ International Value
	Six Months Ended 12/31/20	Year Ended 6/30/20	Six Months Ended 12/31/20	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 1,843,041	$ 4,076,059	$ 1,291,124	$ 2,946,333
Net realized gain (loss) from:
Investments and foreign currency	3,060,994	(12,951,300)	3,642,669	(1,762,166)
Options written	52,218	62,265	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,335,768	(9,095,548)	20,567,024	(17,524,860)
Net increase (decrease) in net assets from operations	26,292,021	(17,908,524)	25,500,817	(16,340,693)
Distributions to Shareholders
Dividends:
Class A Shares	(1,065,053)	(2,229,310)	(382,969)	(665,986)
Class C Shares	(100,013)	(368,666)	(8,350)	(41,146)
Class R3 Shares	(6,621)	(15,950)	(7,359)	(30,895)
Class R6 Shares	—	—	—	—
Class I Shares	(630,698)	(1,428,813)	(2,141,648)	(5,574,857)
Decrease in net assets from distributions to shareholders	(1,802,385)	(4,042,739)	(2,540,326)	(6,312,884)
Fund Share Transactions
Proceeds from sale of shares	7,880,742	25,052,058	6,420,619	21,100,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,700,192	3,805,141	2,475,399	6,185,314
	9,580,934	28,857,199	8,896,018	27,285,697
Cost of shares redeemed	(22,829,728)	(72,400,519)	(20,551,035)	(139,293,026)
Net increase (decrease) in net assets from Fund share transactions	(13,248,794)	(43,543,320)	(11,655,017)	(112,007,329)
Net increase (decrease) in net assets	11,240,842	(65,494,583)	11,305,474	(134,660,906)
Net assets at the beginning of period	139,800,434	205,295,017	111,031,183	245,692,089
Net assets at the end of period	$151,041,276	$139,800,434	$122,336,657	$ 111,031,183

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/20	Year Ended 6/30/20	Six Months Ended 12/31/20	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 281,082	$ 1,723,460	$ 138,635	$ 1,030,519
Net realized gain (loss) from:
Investments and foreign currency	2,298,392	(14,015,559)	2,082,116	3,154,502
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,523,374	367,739	1,290,607	(8,796,296)
Net increase (decrease) in net assets from operations	13,102,848	(11,924,360)	3,511,358	(4,611,275)
Distributions to Shareholders
Dividends:
Class A Shares	(1,057,122)	(442,450)	(612,121)	(593,470)
Class C Shares	(28,371)	(10,284)	(328,974)	(380,680)
Class R3 Shares(1)	—	—	(12,876)	(10,557)
Class R6 Shares	—	—	—	—
Class I Shares	(909,101)	(502,661)	(2,024,952)	(4,510,985)
Decrease in net assets from distributions to shareholders	(1,994,594)	(955,395)	(2,978,923)	(5,495,692)
Fund Share Transactions
Proceeds from sale of shares	1,158,186	3,854,968	1,160,206	5,847,453
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,818,505	878,183	2,860,497	5,423,752
	2,976,691	4,733,151	4,020,703	11,271,205
Cost of shares redeemed	(6,550,456)	(20,355,601)	(5,543,435)	(27,800,929)
Net increase (decrease) in net assets from Fund share transactions	(3,573,765)	(15,622,450)	(1,522,732)	(16,529,724)
Net increase (decrease) in net assets	7,534,489	(28,502,205)	(990,297)	(26,636,691)
Net assets at the beginning of period	55,167,859	83,670,064	19,256,473	45,893,164
Net assets at the end of period	$62,702,348	$ 55,167,859	$18,266,176	$ 19,256,473

(1)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no longer being offered for sale.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/20	Year Ended 6/30/20	Six Months Ended 12/31/20	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 79,989	$ 185,422	$ 384,256	$ 1,791,231
Net realized gain (loss) from:
Investments and foreign currency	1,546,182	(464,971)	21,657,727	(19,751,510)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,277,018	(2,487,259)	30,072,805	(44,065,240)
Net increase (decrease) in net assets from operations	5,903,189	(2,766,808)	52,114,788	(62,025,519)
Distributions to Shareholders
Dividends:
Class A Shares	(6,042)	(11,173)	(135,444)	(2,691,806)
Class C Shares	—	—	—	(819,126)
Class R3 Shares	(71)	(362)	(8,403)	(208,715)
Class R6 Shares	(66,601)	(74,182)	(57,035)	(1,295,452)
Class I Shares	(65,867)	(54,788)	(1,474,480)	(23,595,162)
Decrease in net assets from distributions to shareholders	(138,581)	(140,505)	(1,675,362)	(28,610,261)
Fund Share Transactions
Proceeds from sale of shares	6,799,315	13,803,121	16,433,473	97,163,173
Proceeds from shares issued to shareholders due to reinvestment of distributions	137,331	137,529	1,598,145	27,180,359
	6,936,646	13,940,650	18,031,618	124,343,532
Cost of shares redeemed	(5,343,611)	(13,779,883)	(41,142,495)	(390,798,548)
Net increase (decrease) in net assets from Fund share transactions	1,593,035	160,767	(23,110,877)	(266,455,016)
Net increase (decrease) in net assets	7,357,643	(2,746,546)	27,328,549	(357,090,796)
Net assets at the beginning of period	20,870,146	23,616,692	195,219,970	552,310,766
Net assets at the end of period	$28,227,789	$ 20,870,146	$222,548,519	$ 195,219,970
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2021(e)	$23.44	$0.32	$ 4.37	$ 4.69	$(0.32)	$ —	$(0.32)	$27.81
2020	26.59	0.57	(3.10)	(2.53)	(0.62)	—	(0.62)	23.44
2019	27.45	0.69	(0.20)	0.49	(0.72)	(0.63)	(1.35)	26.59
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—*	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
Class C (09/09)
2021(e)	23.40	0.23	4.36	4.59	(0.23)	—	(0.23)	27.76
2020	26.54	0.40	(3.11)	(2.71)	(0.43)	—	(0.43)	23.40
2019	27.39	0.46	(0.16)	0.30	(0.52)	(0.63)	(1.15)	26.54
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—*	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
Class R3 (09/09)
2021(e)	23.40	0.29	4.36	4.65	(0.29)	—	(0.29)	27.76
2020	26.55	0.51	(3.10)	(2.59)	(0.56)	—	(0.56)	23.40
2019	27.40	0.62	(0.19)	0.43	(0.65)	(0.63)	(1.28)	26.55
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	—*	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
Class I (09/09)
2021(e)	23.45	0.36	4.37	4.73	(0.36)	—	(0.36)	27.82
2020	26.60	0.63	(3.10)	(2.47)	(0.68)	—	(0.68)	23.45
2019	27.46	0.74	(0.18)	0.56	(0.79)	(0.63)	(1.42)	26.60
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—*	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

20.15%	$ 90,717	1.23%**	2.44%**	1.11%**	2.56%**	23%
(9.53)	80,897	1.24	2.24	1.11	2.37	53
2.23	103,494	1.19	2.52	1.11	2.60	30
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86
(4.88)	1,599	3.83	0.36	1.20	2.98	51

19.70	10,362	1.98**	1.69**	1.86**	1.81**	23
(10.18)	14,342	1.99	1.48	1.86	1.61	53
1.45	37,564	1.94	1.68	1.86	1.76	30
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86
(5.57)	382	4.78	(0.81)	1.96	2.01	51

20.00	632	1.48**	2.15**	1.36**	2.27**	23
(9.75)	583	1.49	1.96	1.36	2.09	53
1.97	1,069	1.44	2.27	1.36	2.35	30
3.13	1,225	1.43	2.56	1.36	2.63	31
15.48	1,926	1.55	3.77	1.36	3.96	86
(5.09)	306	4.27	(0.30)	1.46	2.52	51

20.29	49,330	0.98**	2.69**	0.86**	2.81**	23
(9.25)	43,978	0.99	2.49	0.86	2.62	53
2.45	63,168	0.94	2.73	0.86	2.81	30
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(4.64)	49,542	1.37	4.68	0.94	5.12	51
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/99)
2021(e)	$20.17	$0.23	$ 4.72	$ 4.95	$(0.48)	$ —	$(0.48)	$24.64
2020	23.39	0.32	(2.83)	(2.51)	(0.71)	—	(0.71)	20.17
2019	25.16	0.50	(2.01)	(1.51)	(0.26)	—	(0.26)	23.39
2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
2017(f)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
Class C (12/99)
2021(e)	19.20	0.14	4.48	4.62	(0.30)	—	(0.30)	23.52
2020	22.28	0.16	(2.73)	(2.57)	(0.51)	—	(0.51)	19.20
2019	23.94	0.25	(1.84)	(1.59)	(0.07)	—	(0.07)	22.28
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(f)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
Class R3 (08/08)
2021(e)	20.31	0.20	4.76	4.96	(0.43)	—	(0.43)	24.84
2020	23.56	0.26	(2.85)	(2.59)	(0.66)	—	(0.66)	20.31
2019	25.34	0.46	(2.04)	(1.58)	(0.20)	—	(0.20)	23.56
2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
2017(f)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
Class I (12/99)
2021(e)	20.27	0.26	4.74	5.00	(0.53)	—	(0.53)	24.74
2020	23.50	0.36	(2.82)	(2.46)	(0.77)	—	(0.77)	20.27
2019	25.29	0.58	(2.04)	(1.46)	(0.33)	—	(0.33)	23.50
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(f)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

24.53%	$ 20,093	1.32%*	1.82%*	1.15%*	1.99%*	15%
(11.24)	17,579	1.33	1.36	1.15	1.55	22
(5.90)	23,088	1.32	1.95	1.15	2.11	14
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20
(0.20)	37,581	1.35	0.81	N/A	N/A	30

24.08	659	2.07*	1.11*	1.90*	1.29*	15
(11.88)	963	2.08	0.57	1.90	0.76	22
(6.68)	3,055	2.07	0.97	1.90	1.14	14
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30

24.36	437	1.57*	1.65*	1.40*	1.83*	15
(11.47)	708	1.58	1.03	1.40	1.21	22
(6.17)	1,248	1.57	1.78	1.40	1.95	14
3.71	1,391	1.52	1.20	1.40	1.31	17
13.97	1,095	1.51*	1.59*	1.40*	1.70*	23
(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30

24.68	101,148	1.07*	2.11*	0.90*	2.29*	15
(11.00)	91,781	1.08	1.49	0.90	1.68	22
(5.67)	218,300	1.07	2.31	0.90	2.48	14
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
(f)	For the eleven months ended June 30, 2017. Periods prior to 2017 are for the fiscal year ended July 31.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2021(e)	$27.13	$ 0.13	$ 6.66	$ 6.79	$(1.04)	$ —	$(1.04)	$32.88
2020	32.55	0.66	(5.70)	(5.04)	(0.38)	—	(0.38)	27.13
2019	31.84	0.26	0.45	0.71	—	—	—	32.55
2018(f)	29.15	(0.18)	3.42	3.24	(0.55)	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
Class C (12/02)
2021(e)	25.32	0.01	6.22	6.23	(0.77)	—	(0.77)	30.78
2020	30.40	0.42	(5.37)	(4.95)	(0.13)	—	(0.13)	25.32
2019	29.97	(0.02)	0.45	0.43	—	—	—	30.40
2018(f)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
Class I (11/97)
2021(e)	27.37	0.17	6.73	6.90	(1.13)	—	(1.13)	33.14
2020	32.83	0.75	(5.75)	(5.00)	(0.46)	—	(0.46)	27.37
2019	32.03	0.34	0.46	0.80	—	—	—	32.83
2018(f)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.06%	$34,102	1.32%*	0.70%*	1.15%*	0.88%*	31%
(15.73)	29,133	1.30	2.15	1.15	2.30	54
2.23	42,199	1.26	0.73	1.15	0.84	23
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28

24.63	1,158	2.07*	(0.07)*	1.89*	0.10*	31
(16.37)	1,632	2.05	1.41	1.90	1.56	54
1.43	2,672	2.01	(0.17)	1.90	(0.06)	23
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28

25.22	27,442	1.07*	0.95*	0.90*	1.13*	31
(15.51)	24,403	1.05	2.41	0.90	2.56	54
2.50	38,712	1.01	0.97	0.90	1.08	23
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
(f)	Per share Net investment income (loss) and Net Investment Income (Loss) to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the fiscal year ended June 30, 2018. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class I	0.28	0.83	0.92

*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021(e)	$ 3.96	$0.03	$ 0.79	$ 0.82	$(0.15)	$(0.57)	$(0.72)	$4.06
2020	5.15	0.12	(0.62)	(0.50)	(0.09)	(0.60)	(0.69)	3.96
2019	6.72	0.07	(0.19)	(0.12)	(0.03)	(1.42)	(1.45)	5.15
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
Class C (12/06)
2021(e)	3.28	0.01	1.32	1.33	(0.20)	(1.14)	(1.34)	3.27
2020	4.36	0.07	(0.51)	(0.44)	(0.04)	(0.60)	(0.64)	3.28
2019	5.95	0.02	(0.19)	(0.17)	—	(1.42)	(1.42)	4.36
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
Class R3 (09/09)
2021(e)	3.89	0.02	0.79	0.81	(0.14)	(0.57)	(0.71)	3.99
2020	5.07	0.10	(0.61)	(0.51)	(0.07)	(0.60)	(0.67)	3.89
2019	6.64	0.06	(0.20)	(0.14)	(0.01)	(1.42)	(1.43)	5.07
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
Class I (12/06)
2021(e)	3.98	0.03	0.80	0.83	(0.16)	(0.57)	(0.73)	4.08
2020	5.17	0.13	(0.62)	(0.49)	(0.10)	(0.60)	(0.70)	3.98
2019	6.75	0.08	(0.19)	(0.11)	(0.05)	(1.42)	(1.47)	5.17
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

20.88%	$ 4,094	1.79%*	0.60%*	1.00%*	1.39%*	23%
(12.08)	4,233	1.40	2.16	1.00	2.56	59
1.96	4,395	1.27	0.99	1.00	1.26	35
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32

20.22	1,812	2.54*	(0.16)*	1.75*	0.63*	23
(12.62)	1,758	2.15	1.41	1.75	1.82	59
1.21	2,882	2.02	0.22	1.75	0.48	35
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32

20.92	83	2.04*	0.35*	1.25*	1.14*	23
(12.32)	69	1.65	1.93	1.25	2.34	59
1.65	79	1.52	0.75	1.25	1.01	35
8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32

21.06	12,277	1.54*	0.83*	0.75*	1.62*	23
(11.81)	13,196	1.15	2.40	0.75	2.81	59
2.13	38,538	1.02	1.20	0.75	1.46	35
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021(e)	$20.05	$ 0.05	$ 5.30	$ 5.35	$(0.06)	$ —	$(0.06)	$25.34
2020	23.47	0.11	(3.45)	(3.34)	(0.08)	—	(0.08)	20.05
2019	36.02	0.08	(3.94)	(3.86)	—	(8.69)	(8.69)	23.47
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
Class C (12/06)
2021(e)	17.29	(0.03)	4.57	4.54	—	—	—	21.83
2020	20.33	(0.03)	(3.01)	(3.04)	—	—	—	17.29
2019	32.87	(0.12)	(3.73)	(3.85)	—	(8.69)	(8.69)	20.33
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
Class R3 (09/09)
2021(e)	19.12	0.02	5.06	5.08	(0.01)	—	(0.01)	24.19
2020	22.39	0.06	(3.31)	(3.25)	(0.02)	—	(0.02)	19.12
2019	34.94	0.01	(3.87)	(3.86)	—	(8.69)	(8.69)	22.39
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
Class R6 (06/16)
2021(e)	20.64	0.08	5.48	5.56	(0.17)	—	(0.17)	26.03
2020	24.15	0.21	(3.54)	(3.33)	(0.18)	—	(0.18)	20.64
2019	36.62	0.20	(3.98)	(3.78)	—	(8.69)	(8.69)	24.15
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(f)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2021(e)	20.49	0.08	5.44	5.52	(0.12)	—	(0.12)	25.89
2020	23.99	0.19	(3.55)	(3.36)	(0.14)	—	(0.14)	20.49
2019	36.50	0.16	(3.98)	(3.82)	—	(8.69)	(8.69)	23.99
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	—*	(0.96)	(0.96)	—	—	—	28.05

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

26.74%	$ 2,444	1.73%**	(0.01)%**	1.31%**	0.41%**	29%
(14.29)	2,599	1.85	(0.01)	1.31	0.54	58
(6.42)	3,137	1.73	(0.13)	1.31	0.29	54
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49

26.26	618	2.48**	(0.77)**	2.06**	(0.35)**	29
(14.95)	763	2.60	(0.73)	2.06	(0.19)	58
(7.13)	1,374	2.48	(0.90)	2.06	(0.47)	54
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49

26.56	206	1.98**	(0.26)**	1.56**	0.16**	29
(14.52)	304	2.10	(0.23)	1.56	0.32	58
(6.65)	541	1.98	(0.38)	1.56	0.04	54
13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49

26.91	10,525	1.45**	0.29**	1.03**	0.72**	29
(13.93)	8,747	1.43	0.42	0.88	0.96	58
(6.03)	9,691	1.32	0.29	0.90	0.72	54
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
0.00	25	—	—	—	—	—

26.87	14,435	1.48**	0.30**	1.06**	0.72**	29
(14.07)	8,457	1.60	0.34	1.06	0.89	58
(6.19)	8,874	1.48	0.13	1.06	0.55	54
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
(f)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2021(e)	$33.98	$ 0.04	$ 9.82	$ 9.86	$(0.26)	$ —	$(0.26)	$43.58
2020	42.97	0.11	(6.36)	(6.25)	(0.01)	(2.73)	(2.74)	33.98
2019	55.23	0.03	(7.03)	(7.00)	—	(5.26)	(5.26)	42.97
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
Class C (12/04)
2021(e)	29.57	(0.09)	8.54	8.45	—	—	—	38.02
2020	37.99	(0.16)	(5.53)	(5.69)	—	(2.73)	(2.73)	29.57
2019	49.96	(0.28)	(6.43)	(6.71)	—	(5.26)	(5.26)	37.99
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
Class R3 (09/09)
2021(e)	33.14	(0.01)	9.58	9.57	(0.16)	—	(0.16)	42.55
2020	42.06	—*	(6.19)	(6.19)	—	(2.73)	(2.73)	33.14
2019	54.33	(0.10)	(6.91)	(7.01)	—	(5.26)	(5.26)	42.06
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
Class R6 (02/13)
2021(e)	35.66	0.15	10.33	10.48	(0.46)	—	(0.46)	45.68
2020	44.93	0.28	(6.63)	(6.35)	(0.19)	(2.73)	(2.92)	35.66
2019	57.24	0.22	(7.27)	(7.05)	—	(5.26)	(5.26)	44.93
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	—*	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
Class I (12/04)
2021(e)	35.21	0.09	10.20	10.29	(0.36)	—	(0.36)	45.14
2020	44.43	0.20	(6.57)	(6.37)	(0.12)	(2.73)	(2.85)	35.21
2019	56.75	0.16	(7.22)	(7.06)	—	(5.26)	(5.26)	44.43
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

29.01%	$ 22,911	1.56%**	0.19%**	37%
(15.95)	24,846	1.35	0.28	43
(11.47)	66,539	1.24	0.07	62
16.94	82,161	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39

28.58	7,795	2.32**	(0.56)**	37
(16.58)	7,644	2.10	(0.49)	43
(12.14)	13,419	1.99	(0.68)	62
16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39

28.86	2,210	1.82**	(0.05)**	37
(16.15)	2,104	1.60	0.01	43
(11.68)	4,832	1.49	(0.21)	62
16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39

29.40	5,721	1.00**	0.75**	37
(15.55)	6,315	0.91	0.70	43
(11.12)	10,899	0.86	0.46	62
17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39

29.20	183,911	1.32**	0.44**	37
(15.75)	154,309	1.10	0.51	43
(11.26)	456,623	0.99	0.33	62
17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2020.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is December 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$16,974,049	11.2%
Japan	12,721,610	8.4
United Kingdom	10,897,571	7.2
South Korea	8,057,670	5.3
China	4,939,081	3.3
France	4,487,346	3.0
Belgium	3,596,838	2.4
Canada	3,160,386	2.1
Netherlands	2,442,449	1.6
Other	4,280,581	2.9
Total non-U.S. securities	$71,557,581	47.4%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 29,546,257	24.1%
Germany	19,738,902	16.1
United Kingdom	12,216,971	10.0
South Korea	9,854,068	8.0
France	9,491,359	7.8
Netherlands	7,449,663	6.1
Switzerland	6,717,025	5.5
Belgium	5,255,890	4.3
China	4,727,703	3.9
Other	12,325,525	10.1
Total non-U.S. securities	$117,323,363	95.9%
Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
Over-the-counter ("OTC") options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$76,881,733	$63,158,620**	$ —	$140,040,353
Convertible Preferred Securities	6,763,577	—	—	6,763,577
Structured Notes	—	2,841,505	—	2,841,505
Total	$83,645,310	$66,000,125	$ —	$149,645,435

Notes to Financial Statements (Unaudited) (continued)
NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$21,965,316	$99,680,055**	$ —	$121,645,371
Investments Purchased with Collateral from Securities Lending	8,908,748	—	—	8,908,748
Total	$30,874,064	$99,680,055	$ —	$130,554,119

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$62,396,014	$ —	$ —	$62,396,014

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,175,083	$ —	$ —	$18,175,083

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$27,460,892	$ —	$ —	$27,460,892
Short-Term Investments:
Repurchase Agreements	—	908,806	—	908,806
Total	$27,460,892	$908,806	$ —	$28,369,698

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$220,450,159	$ —	$ —	$220,450,159
Short-Term Investments:
Repurchase Agreements	—	3,941,107	—	3,941,107
Total	$220,450,159	$3,941,107	$ —	$224,391,266

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	$ 908,806	$ (908,806)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	3,941,107	(3,941,107)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
NWQ International Value was the only Fund to engage in securities lending transactions during the period from August 14, 2020 through the end of the current reporting period. As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received for NWQ International Value were as follows:
Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Common Stock	$8,563,377	$8,908,748
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and securities purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$31,579,562	$16,537,440	$17,791,038	$4,124,672	$8,560,959	$71,041,862
Sales and maturities	44,578,855	28,272,826	23,265,070	8,218,739	6,548,334	93,179,266
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period NWQ Global Equity Income wrote call options to manage risk and hedge against adverse movement in a security held in the portfolio.
The average notional amount of outstanding options written during the current fiscal period, was as follows:
NWQ Global Equity Income
Average notional amount of outstanding options written*	$ —

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$52,218	$ —
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	200,372	$ 4,974,680	622,088	$ 15,874,130
Class A – automatic conversion of Class C Shares	2,303	57,217	5,470	145,931
Class C	908	22,275	5,049	123,856
Class R3	2,948	75,684	3,295	78,065
Class I	108,326	2,750,886	348,559	8,830,076
Shares issued to shareholders due to reinvestment of distributions:
Class A	38,375	978,069	87,786	2,061,101
Class C	3,950	99,253	14,057	331,546
Class R3	248	6,303	525	12,254
Class I	24,158	616,567	59,328	1,400,240
	381,588	9,580,934	1,146,157	28,857,199
Shares redeemed:
Class A	(430,103)	(10,794,160)	(1,156,215)	(28,840,988)
Class C	(242,145)	(5,983,050)	(816,149)	(20,603,778)
Class C – automatic conversion to Class A Shares	(2,310)	(57,217)	(5,485)	(145,931)
Class R3	(5,325)	(132,331)	(19,185)	(488,912)
Class I	(234,849)	(5,862,970)	(906,880)	(22,320,910)
	(914,732)	(22,829,728)	(2,903,914)	(72,400,519)
Net increase (decrease)	(533,144)	$(13,248,794)	(1,757,757)	$(43,543,320)

	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	66,594	$ 1,492,930	144,734	$ 3,155,152
Class C	570	11,808	4,492	97,867
Class R3	5,048	110,575	16,427	357,832
Class I	218,588	4,805,306	838,110	17,489,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,689	337,720	24,604	593,941
Class C	354	8,349	1,456	33,566
Class R3	276	6,867	722	17,576
Class I	85,687	2,122,463	228,746	5,540,231
	390,806	8,896,018	1,259,291	27,285,697
Shares redeemed:
Class A	(136,604)	(3,015,290)	(284,696)	(6,207,432)
Class C	(23,026)	(469,830)	(92,950)	(1,978,088)
Class R3	(22,590)	(476,953)	(35,273)	(765,049)
Class I	(744,236)	(16,588,962)	(5,827,938)	(130,342,457)
	(926,456)	(20,551,035)	(6,240,857)	(139,293,026)
Net increase (decrease)	(535,650)	$(11,655,017)	(4,981,566)	$(112,007,329)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,395	$ 515,478	27,163	$ 831,217
Class C	521	15,249	9,896	294,603
Class R3(1)	—	—	18	589
Class I	20,206	627,459	94,046	2,728,559
Shares issued to shareholders due to reinvestment of distributions:
Class A	28,287	924,684	11,379	386,309
Class C	927	28,371	270	8,599
Class R3(1)	—	—	—	—
Class I	26,266	865,450	14,127	483,275
	93,602	2,976,691	156,899	4,733,151
Shares redeemed:
Class A	(82,315)	(2,489,077)	(261,055)	(7,900,748)
Class C	(28,268)	(767,828)	(33,617)	(949,685)
Class R3(1)	—	—	(2,716)	(87,803)
Class I	(109,974)	(3,293,551)	(395,603)	(11,417,365)
	(220,557)	(6,550,456)	(692,991)	(20,355,601)
Net increase (decrease)	(126,955)	$(3,573,765)	(536,092)	$(15,622,450)

(1)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no longer being offered for sale.

	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	104,522	$ 439,488	354,482	$ 1,507,248
Class C	2,994	10,000	51,999	222,083
Class R3	—	—	—	—
Class I	157,992	710,718	966,472	4,118,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,929	534,102	115,189	559,866
Class C	98,694	328,974	94,967	380,680
Class R3	3,168	12,889	2,211	10,558
Class I	475,865	1,984,532	915,103	4,472,648
	972,164	4,020,703	2,500,423	11,271,205
Shares redeemed:
Class A	(294,768)	(1,249,919)	(254,333)	(1,178,132)
Class C	(84,817)	(288,397)	(271,314)	(1,012,392)
Class R3	—	—	(3)	(13)
Class I	(939,575)	(4,005,119)	(6,018,921)	(25,610,392)
	(1,319,160)	(5,543,435)	(6,544,571)	(27,800,929)
Net increase (decrease)	(346,996)	$(1,522,732)	(4,044,148)	$(16,529,724)

	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,382	$ 245,880	25,443	$ 540,705
Class C	366	6,785	4,020	81,806
Class R3	85	1,704	1,977	45,279
Class R6	98,723	2,288,465	168,348	3,814,627
Class I	194,166	4,256,481	414,155	9,320,704
Shares issued to shareholders due to reinvestment of distributions:
Class A	202	5,122	343	8,662
Class R3	3	70	14	334
Class R6	2,557	66,454	2,861	74,018
Class I	2,541	65,685	2,120	54,515
	310,025	6,936,646	619,281	13,940,650
Shares redeemed:
Class A	(44,824)	(943,530)	(29,770)	(645,695)
Class C	(16,153)	(291,585)	(27,507)	(536,103)
Class R3	(7,516)	(144,414)	(10,230)	(226,901)
Class R6	(120,726)	(2,769,148)	(148,637)	(3,366,219)
Class I	(51,820)	(1,194,934)	(373,549)	(9,004,965)
	(241,039)	(5,343,611)	(589,693)	(13,779,883)
Net increase (decrease)	68,986	$ 1,593,035	29,588	$ 160,767

	Six Months Ended 12/31/20		Year Ended 6/30/20
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	30,748	$ 1,113,967	175,052	$ 6,835,666
Class C	7,691	264,602	31,930	1,181,204
Class R3	4,663	166,099	20,998	776,149
Class R6	18,563	738,804	368,855	17,044,216
Class I	366,179	14,150,001	1,791,421	71,325,938
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,576	112,232	48,977	2,133,928
Class C	—	—	18,820	716,456
Class R3	145	6,160	2,499	106,326
Class R6	726	33,137	22,059	1,010,576
Class I	32,061	1,446,616	513,460	23,213,073
	463,352	18,031,618	2,994,071	124,343,532
Shares redeemed:
Class A	(238,966)	(8,669,963)	(1,041,299)	(43,111,310)
Class C	(61,159)	(1,948,668)	(145,455)	(4,977,208)
Class R3	(16,362)	(577,691)	(74,868)	(2,932,323)
Class R6	(71,175)	(2,683,460)	(456,369)	(20,266,869)
Class I	(705,910)	(27,262,713)	(8,199,620)	(319,510,838)
	(1,093,572)	(41,142,495)	(9,917,611)	(390,798,548)
Net increase (decrease)	(630,220)	$(23,110,877)	(6,923,540)	$(266,455,016)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are

Notes to Financial Statements (Unaudited) (continued)
permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$117,813,202	$99,396,028	$55,210,524	$13,759,418	$22,586,361	$180,961,607
Gross unrealized:
Appreciation	$ 34,752,923	$39,454,436	$ 9,548,184	$ 4,959,446	$ 6,544,225	$ 53,414,991
Depreciation	(2,920,690)	(8,296,345)	(2,362,694)	(543,781)	(760,888)	(9,985,332)
Net unrealized appreciation (depreciation) of investments	$ 31,832,233	$31,158,091	$ 7,185,490	$ 4,415,665	$ 5,783,337	$ 43,429,659
Permanent differences, primarily due to federal taxes paid, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2020, the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2020, the Funds' last tax year end, were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1,2]	$2,231,341	$2,540,508	$734,015	$ 531,610	$69,063	$1,676,033
Undistributed net long-term capital gains	—	—	—	1,384,932	—	—

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2020 and paid on July 1, 2020.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended June 30, 2020 was designated for purposes of the dividends paid deduction as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$4,042,739	$6,312,884	$955,395	$ 798,565	$140,505	$ 1,108,095
Distributions from net long-term capital gains	—	—	—	4,697,127	—	27,502,166

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of June 30, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NWQ Global Equity Income[3]	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Not subject to expiration:
Short-term	$ 8,668,285	$ 11,471,041	$ 2,205,017	$1,028,116	$36,992,518
Long-term	249,105,382	206,390,089	12,496,716	—	—
Total	$257,773,667	$217,861,130	$14,701,733	$1,028,116	$36,992,518

[3]	NWQ Global Equity Income's capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next eighteen years, at which point the annual limitation will further be reduced to approximately $1.2 million.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2020, the complex-level fee for each Fund was 0.1557%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2022	N/A
NWQ International Value	0.94	July 31, 2022	N/A
NWQ Multi-Cap Value	0.94	July 31, 2022	N/A
NWQ Large-Cap Value	0.79	July 31, 2022	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2022	1.45
NWQ Small-Cap Value	N/A	N/A	1.50

Notes to Financial Statements (Unaudited) (continued)
N/A Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected	$897	$ —	$ —	$7,063	$1,186	$ —
Paid to financial intermediaries	779	—	—	6,103	1,032	—
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances	$46	$ —	$30	$100	$48	$1,831
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained	$758	$865	$684	$746	$758	$6,198
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained	$5	$ —	$15	$ —	$ —	$296
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Nuveen owned shares	—%*	—%*	—%*

*	Rounds to less than 1%.

8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	NWQ International Value	NWQ Multi-Cap Value
Maximum outstanding balance	$620,026	$331,353
During the Fund's utilization period(s) during the current fiscal period, the average daily balnace outstanding and average annual interest rate on the Borrowings were as follows:
	NWQ International Value	NWQ Multi-Cap Value
Utilization period (days outstanding)	1	1
Average daily balance outstanding	$620,026	$331,353
Average annual interest rate	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Growth Index: A free-float adjusted market capitalization weighted index designed to capture large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S.). The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Value Index: A free-float adjusted market capitalization weighted index designed to measure large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S.). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)
MSCI EAFE (Europe, Australasia, Far East) Index: A free-float adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NWQ-1220D1509674-INV-B-02/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: March 5, 2021